UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23347

Hedge Fund Guided Portfolio Solution

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Scott J. Lederman Grosvenor Registered Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 506-6500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

ITEM 1 – REPORTS TO STOCKHOLDERS

(a)	The Report to Shareholders is attached hereto.

2

HEDGE FUND GUIDED PORTFOLIO SOLUTION

Consolidated Financial Statements

For the Year Ended March 31, 2023

With Report of Independent Registered Public Accounting Firm

Hedge Fund Guided Portfolio Solution

Consolidated Financial Statements

For the Year Ended March 31, 2023

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov and, upon request, by calling (877) 355-1469.

The Fund has adopted Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. In addition, the Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s proxy voting record (Form N-PX) are available (i) without charge, upon request, by calling (855) 426-9321; and (ii) on the SEC’s website at www.sec.gov.

The Fund’s prospectus and statement of additional information include additional information about the Trustees of the Fund and other information about the Fund. These documents are available without charge, upon request, by calling (877) 355-1469.

Hedge Fund Guided Portfolio Solution

Management Discussion of Fund Performance (Unaudited)

For the Year Ended March 31, 2023

Economic and Market Conditions

2022 was a turbulent and volatile year for markets globally, with record inflation numbers, geopolitical tension and recession fears dominating headlines. Throughout the year, as different parts of the globe battled their respective headwinds, from energy prices in Europe to COVID-19 restrictions in China, markets continued to show slowing growth and high recessionary risks and asset prices reset. Markets continued to be highly volatile to start 2023, as investors reacted to increasing inflation, banking sector turmoil, geopolitical tensions, and concerns of recession. Major market indices globally all declined during the twelve-month period ended March 31, 2023. In the U.S., the S&P 500 declined -7.7% while the MSCI AC World and the Bloomberg Barclays Global Aggregate indices were down -7.0% and -8.1%, respectively.

The path from January to June (2022) included several negative surprises for the hedge fund industry. The combination of geopolitical instability and war, inflation spikes and Federal Reserve (“Fed”) hikes, continued uncertainty around Covid, and recession fears, led to a challenging market for all investors. During the second quarter, the Russia-Ukraine invasion and geopolitical unrest continued to destabilize markets globally amidst ongoing supply chain disruptions. Increasing food and energy prices weighed on consumer sentiment and spending. Despite this, household and corporate balance sheets remained healthy, and the U.S. labor market continued to be stable with consistent job growth, rising wages, and a low unemployment rate. COVID/Omicron-induced lockdowns and regulatory measures challenged markets in China however there were signs of recovery as policymakers eased restrictions in the latter half of the quarter.

Global equities started optimistically in the third quarter of 2022, with an initial rally in July before trending downwards for the remainder of the quarter. Persistent inflation, slowing economic growth, and the central banks’ interest rate hikes contributed to heightened market volatility, with most asset classes posting negative returns. The Fed continued to hike interest rates in efforts to ease inflationary pressures. Stocks across all sectors struggled during the quarter with notably the S&P 500 Real estate sector declining by -12% as rising mortgage rates weighed on consumers. Russian constraints on energy supply to Europe resulted in higher oil prices, adding geopolitical pressures to European countries and contributing to the rising inflation. COVID restrictions, water supply disruptions from a record drought, and weakness in the housing market weighed on the Chinese economy, and the MSCI China index ended down -22% for the quarter.

Global equity markets partially recovered losses and ended the fourth quarter in positive territory as markets rose and peaked at the end of November before declining in December as hawkish tone from central banks and signs of global economic slowdown dampened investor optimism. Markets rallied during the first two months of the quarter, driven by strong quarterly earnings in October and CPI data in November that showed slowing inflation. However, investor sentiment soured in December amid revived worries over increasing interest rates and an uncertain economic outlook. European equities rose as cooling energy prices dragged down inflation, U.K. markets stabilized, and European currencies strengthened against the U.S. dollar. Asian markets likewise posted strong gains, with the MSCI China index up +13.5% for the quarter.

Markets ended the first quarter of 2023 broadly positive and across many asset classes despite the regional banking crisis and subsequent market volatility. U.S equities rallied in January before posting losses in February in response to signs of persistent inflation following strong economic data on the labor market. Equity markets rebounded and remained resilient in March as the Fed swiftly stabilized the banking system. Additionally, the Fed implemented two additional rate hikes throughout the quarter, while U.S. large technology-focused stocks made an impressive recovery in the first quarter. Credit indices also generated positive returns across the board, although their magnitude of positive performance was far less than that of the equity markets.

Hedge Fund Guided Portfolio Solution

Management Discussion of Fund Performance (Unaudited)

For the Year Ended March 31, 2023

Fund Performance1,2

For the 12-month period ended March 31, 2023, Hedge Fund Guided Portfolio Solution (the “Fund”) Class A and Class I returned -2.44% and -1.65%, respectively, performing in line with the -1.94% return of the HFRI Fund Weighted Composite Index (“HFRI FWC Index”). At the strategy level, gains from relative value, macro, and event driven funds were outweighed by negative performance from long/short equity funds.

The largest detractor from the Fund’s performance was the Equity Hedge allocation. Underlying funds experienced a drawdown, largely in the first two quarters of 2022, as numerous core holdings were hindered by the continued broader market selloff stemming from geopolitical tension, inflation, Fed tapering, and Omicron. Growth-sensitive sectors, specifically Technology, Media, and Telecom and Consumer, continued to experience the most pain from the broad equity market selloff. On average, low net and equity market neutral focused funds generated stronger performance than longer-biased equity peers due to broad losses across equity markets and negative idiosyncratic returns in a number of widely held names in growth areas of the market.

The largest contributor to the Fund’s performance was the relative value strategy. Allocations to multi-PM, fundamental market-neutral equity strategies drove gains amid a volatile environment for risk assets. By sector, exposure to healthcare and consumer discretionary names drove gains. Fixed income relative value and non-directional quantitative strategies also contributed to a lesser extent.

Allocations to macro funds delivered positive performance, on average. Macro funds produced net gains on the tactical trading of global interest rates. Funds that expected high, persistent inflation and that were positioned short U.S., European, or U.K. rates profited, as central banks focused on fighting inflation over maintaining growth. While macro was positive on the whole, losses in the strategy were concentrated with one particular core fund allocation where underlying rates and currency investments accounted for the largest negative contribution.

Event driven funds also posted positive performance, on average. Gains were primarily driven by an emerging market focused event driven fund as Chinese markets rebounded and rallied towards the latter half of 2022 and the first quarter of 2023. Losses from a biotech focused fund partially offset gains. Rapidly rising interest rates resulted in significant valuation multiple contraction, particularly for long duration assets such biotechnology and medical devices.

Performance1

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV (Class A)	April 1, 2019	-2.44%	-	-1.42%
Fund at NAV (Class I)	November 1, 2018	-1.65%	-	-0.06%
HFRI Fund Weighted Composite Index[2]	November 1, 2018[3]	-1.94%	4.72%	5.81%

See the last page of Management Discussion of Fund Performance for applicable notes.

Hedge Fund Guided Portfolio Solution

Management Discussion of Fund Performance (Unaudited)

For the Year Ended March 31, 2023

Growth of $25,0001

This graph compares a hypothetical $25,000 minimum initial investment made in Hedge Fund Guided Portfolio Solution’s Class I shares on November 1, 2018 to a $25,000 investment made in the HFRI Fund Weighted Composite Index2 for the same time period.

Distributions

Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. There can be no assurance the Fund will have substantial income or pay dividends. During the year ended March 31, 2023, the Fund did not generate any investment company taxable income or net capital gains and subsequently, there was no dividend to declare for the period per the Subchapter M requirements.

1 Performance data shown represents past performance and is no guarantee of future results. Performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that quoted. To view current to the most recent month-end performance, visit www.hedgefundgps.com.

Returns are net of management fees and expenses, and also reflect the fees and expenses borne by the Fund as an investor in underlying funds (an “Investment Fund” or collectively “Investment Funds”). The ordinary operating expenses of the Fund (not including the advisory fee, investment-related costs and expenses (which includes Investment Fund fees and expenses), taxes, interest and related costs of borrowing, brokerage commissions, payments to certain financial intermediaries for providing servicing, subaccounting, recordkeeping and/or other administrative services to the Fund, and any extraordinary expenses of the Fund) are subject to an expense limitation agreement between Grosvenor Capital Management, L.P. (“GCMLP”) and the Fund, capping the ordinary operating expenses of each class of the fund at 0.80% per annum of the Fund’s average monthly net assets attributable to such class. The expense limitation agreement will remain in effect until July 31, 2024, and will terminate unless renewed by GCMLP. Returns for periods less than one year are not annualized. Return, allocation and contribution information has been prepared using both unaudited and audited financial data, if available at the time, and valuations provided by the underlying Investment Funds in the Fund’s portfolio. Valuations based upon unaudited or estimated reports from the underlying Investment Funds may be subject to subsequent adjustments or revisions that may be both material and adverse.

2 The HFRI Fund Weighted Composite Index is a global, equal-weighted index of single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of $50 Million under management or $10 Million under management and a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds. Strategy categories source: HFR, Inc. Data Source: HFR, Inc. www.HRF.com

3 Date reflects inception date of the Fund (Class I), not the Index.

Hedge Fund Guided Portfolio Solution

Management Discussion of Fund Performance (Unaudited)

For the Year Ended March 31, 2023

This report is general in nature and does not take into account any investor’s particular circumstances. Receipt of this report should not be considered a recommendation with respect to the purchase, sale, holding or management of securities or other assets. This report is neither an offer to sell, nor a solicitation of an offer to buy Shares or interests in any Investment Fund in which the Fund invests. An offer to sell, or a solicitation of an offer to buy, Shares, if made, must be preceded or accompanied by the Fund’s current Prospectus (which, among other things, discusses certain risks and other special considerations associated with an investment in the Fund). Before investing in the Fund, you should carefully review the Fund’s current Prospectus. Each prospective investor should consult its own attorney, business advisor and tax advisor for legal, business, tax and related matters concerning an investment in the Fund.

This report may contain exposure information that GCMLP has estimated on a “look through” basis based upon: (i) the most recent, but not necessarily current, exposure information provided by Investment Managers, or (ii) a GCMLP estimate, which is inherently imprecise. GCMLP employs certain conventions and methodologies in providing this report that may differ from those used by other investment managers. This report does not make any recommendations regarding specific securities, investment strategies, industries or sectors. To the extent this report contains “forward-looking” statements, including within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such statements represent GCMLP’s good-faith expectations concerning future actions, events or conditions, and can never be viewed as indications of whether particular actions, events or conditions will occur. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this report. All expressions of opinion are subject to change without notice in reaction to shifting market, economic or other conditions. GCMLP does not give any assurance that it will achieve any of its expectations. GCMLP undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Hedge Fund Guided Portfolio Solution

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hedge Fund Guided Portfolio Solution and its subsidiary (the “Fund”) as of March 31, 2023, the related consolidated statements of operations and cash flows for the year ended March 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and underlying investment fund managers. We believe that our audits provide a reasonable basis for our opinion.

May 25, 2023

We have served as the auditor of one or more investment companies in the Grosvenor Registered Funds since 2002.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Hedge Fund Guided Portfolio Solution

Consolidated Statement of Assets and Liabilities

March 31, 2023

ASSETS

Investments in Investment Funds, at fair value (cost $210,574,094)	$210,991,063
Cash	797,900
Short term investments, at fair value (cost $6,409,659)	6,409,659
Redemptions receivable from investments in Investment Funds	28,220,624
Due from custodian	517,500

Total assets	246,936,746

LIABILITIES

Repurchase of Shares payable	32,857,243
Shareholders’ subscriptions received in advance	306,000
Advisory fee payable	223,685
Professional fees payable	189,746
Distribution fee payable - Class A	122,913
Administration fee payable	102,881
Facility fees payable	45,786
Other liabilities	93,808

Total liabilities	33,942,062

NET ASSETS	$212,994,684

NET ASSETS

Represented by:
Paid-in Capital	$263,301,595
Distributable earnings	(50,306,911)

NET ASSETS	$212,994,684

NET ASSETS - CLASS I	$122,397,755

NET ASSETS - CLASS A	$90,596,929

Class I Net asset value per Share (Shares outstanding of 136,096.25)	$899.35

Class A Net asset value per Share (Shares outstanding of 106,860.52)	$847.81

The accompanying notes are an integral part of these consolidated financial statements.

Hedge Fund Guided Portfolio Solution

Consolidated Schedule of Investments

March 31, 2023

Investment Funds*,**	First Acquisition Date	Cost	Fair Value	% Net Assets	Liquidity***

Event Driven

Aspex Global Fund (a)	4/1/2021	$17,237,000	$18,805,478	8.83%	Quarterly

Canyon Value Realization Fund Ltd.	11/1/2018	8,750,700	9,774,144	4.59%	Quarterly

Elliott International Ltd.	1/1/2019	14,036,709	18,939,384	8.89%	Semi-annually

Pentwater Merger Arbitrage Fund, Ltd.	8/1/2019	7,132,361	9,718,695	4.56%	Monthly

Redmile Capital Fund, LP (a)(b)	11/1/2018	16,034,701	10,665,311	5.01%	Quarterly

Total Event Driven		63,191,471	67,903,012	31.88%

Long and/or Short Equity

BlackRock Strategic Equity Hedge Fund Limited	4/1/2019	15,925,000	20,285,743	9.53%	Monthly

Coatue Offshore Fund, Ltd.	1/1/2021	19,816,576	17,857,653	8.38%	Quarterly

Skye Global Fund Ltd.	4/1/2022	13,600,000	9,222,373	4.33%	Quarterly

Tiger Global, Ltd. (a)	11/1/2018	16,725,090	10,026,856	4.71%	Annually

Total Long and/or Short Equity		66,066,666	57,392,625	26.95%

Macro/Commodities

Alphadyne Global Rates Fund II, Ltd.	2/1/2020	10,910,037	11,355,357	5.33%	Quarterly

Alphadyne International Fund, Ltd.	9/1/2019	4,525,000	4,262,019	2.00%	Quarterly

Brevan Howard PT Fund Ltd.	3/1/2023	8,600,000	8,228,480	3.86%	Monthly

Capula Tactical Macro Fund Ltd.	9/1/2021	8,087,774	8,923,673	4.19%	Monthly

Element Capital Feeder Fund Ltd.	1/1/2019	12,355,959	10,944,536	5.14%	Quarterly

STM LCB LLC	4/1/2020	368,953	210,985	0.10%	(1)

Total Macro/Commodities		44,847,723	43,925,050	20.62%

Relative Value

ExodusPoint Partners International Fund, Ltd.	11/1/2018	3,419,091	4,203,922	1.97%	Quarterly

Laurion Capital, Ltd.	8/1/2021	10,302,679	9,975,587	4.68%	Quarterly

Point72 Capital International, Ltd.	1/1/2020	13,346,464	17,548,064	8.24%	Quarterly

Woodline Offshore Fund Ltd.	7/1/2022	9,400,000	10,042,803	4.72%	Quarterly

Total Relative Value		36,468,234	41,770,376	19.61%

Total Investments in Investment Funds		$210,574,094	$210,991,063	99.06%

The accompanying notes are an integral part of these consolidated financial statements.

3

Hedge Fund Guided Portfolio Solution

Consolidated Schedule of Investments (continued)

March 31, 2023

Short-Term Investments	Shares	Cost	Fair Value	% Net Assets

Money Market Fund

BlackRock Liquidity Funds T-Fund Institutional Shares (yield 4.70%) (c)	4,930,659	$4,930,659	$4,930,659	2.32%

Northern Institutional Treasury Portfolio Shares (yield 4.56%) (c)	1,479,000	1,479,000	1,479,000	0.69%

Total Short-Term Money Market		$6,409,659	$6,409,659	3.01%

Total Investments		$216,983,753	$217,400,722	102.07%

Other Assets, Less Liabilities			(4,406,038)	(2.07%	)

Net Assets			$212,994,684	100.00%

*

Non-income producing investments. The Fund’s investments in Investment Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees. Investment Funds are restricted securities per Rule 12-12.8 of Regulation S-X.

**

The geographic regions of the Fund’s investments are 9.24% United States/Canada, 72.24% Global, 9.61% Europe, and 8.91% Asia. This is determined based on the investment mandate of the underlying Portfolio Funds.

***	Available frequency of redemptions after initial lock-up period.

(a)	A portion or all of the Fund’s interest in the Investment Fund is held in side pockets which have restricted liquidity.

(b)

The Investment Fund is held by Series B of HFGPS Subsidiary, LLC (the “Sub-Fund”), a wholly owned subsidiary of the Fund. Investment Funds held by the Sub-Fund represents 5.05% of the total investments in Investment Funds.

(c)	The rate shown is the annualized 7-day yield as of March 31, 2023.

(1)	The Investment Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

The accompanying notes are an integral part of these consolidated financial statements.

4

Hedge Fund Guided Portfolio Solution

Consolidated Schedule of Investments (continued)

March 31, 2023

The following table describes the investments held within each investment category:

(a) Event Driven This investment category includes the Investment Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers.

Notice Period	Redemption Restrictions and Terms*
45 - 90 Days	0-2 years.
Side pocket & liquidating vehicle arrangements exist for 1.99%** of the Investment Funds.

(b) Long and/or Short Equities This investment category includes the Investment Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions.

Notice Period	Redemption Restrictions and Terms*
30 - 60 Days	0-4 years.
Side pocket & liquidating vehicle arrangements exist for 0.27%** of the Investment Funds.

(c) Macro/Commodities This investment category includes the Investment Funds that invest in a variety of instruments including global currencies, interest rates, sovereign debt and commodities based on an analysis of many broad factors including: global monetary and trade policy, geopolitical events, supply and demand, global investor sentiment and various technical factors.

Notice Period	Redemption Restrictions and Terms*
45 - 90 Days	0-1 year.
Side pocket & liquidating vehicle arrangements exist for 0.48%** of the Investment Funds.

(d) Relative Value This investment category includes the Investment Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference.

Notice Period	Redemption Restrictions and Terms*
45 - 90 Days	0-1 year.

*

The information summarized in the table above represents the general terms of the specific asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.

**	Reflects the percentage of fair value of investments in each respective investment category.

The accompanying notes are an integral part of these consolidated financial statements.

5

Hedge Fund Guided Portfolio Solution

Consolidated Statement of Operations

For the Year Ended March 31, 2023

NET INVESTMENT INCOME
Dividend income	$273,708

EXPENSES
Advisory fee	1,530,904
Distribution fee expense - Class A	850,085
Administration fee	492,683
Professional fees	448,396
Facility fees	220,454
Board of Trustees’ compensation	150,000
Registration fees	45,442
Interest expense	2,968
Other expenses	408,157

Total expenses	4,149,089

Net investment loss	(3,875,381)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments	(3,961,020)

Change in net unrealized appreciation/(depreciation) on investments	(598,250)

Net realized and unrealized gain/(loss) on investments	(4,559,270)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,434,651)

The accompanying notes are an integral part of these consolidated financial statements.

6

Hedge Fund Guided Portfolio Solution

Consolidated Statement of Changes in Net Assets

Net Assets, March 31, 2021	$356,264,127

Shareholders’ subscriptions	50,875,000

Shareholders’ interests repurchased	(45,314,149)

Shareholders’ distributions from distributable earnings	(17,337,367)

Shareholders’ distributions reinvested	16,217,063

Net increase in Net Assets resulting from capital transactions	4,440,547

Net investment loss	(5,375,089)

Net realized gain/(loss)	6,649,581

Change in accumulated net unrealized appreciation/(depreciation) on investments	(26,865,642)

Net decrease in Net Assets resulting from operations	(25,591,150)

Net Assets, March 31, 2022	335,113,524

Shareholders’ subscriptions	6,688,000

Shareholders’ interests repurchased	(120,372,189)

Net decrease in Net Assets resulting from capital transactions	(113,684,189)

Net investment loss	(3,875,381)

Net realized gain/(loss)	(3,961,020)

Change in accumulated net unrealized appreciation/(depreciation) on investments	(598,250)

Net decrease in Net Assets resulting from operations	(8,434,651)

Net Assets, March 31, 2023	$212,994,684

The accompanying notes are an integral part of these consolidated financial statements.

7

Hedge Fund Guided Portfolio Solution

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES

Net decrease in Net Assets resulting from operations	$(8,434,651)
Adjustments to reconcile net decrease in Net Assets resulting from operations to net cash provided by operating activities:
Change in net unrealized (appreciation)/depreciation on investments	598,250
Net realized (gain)/loss from investments	3,961,020
Purchases of Investment Funds	(18,000,729)
Proceeds from the sale of Investment Funds	109,844,237
Proceeds from short-term investments, net	4,917,311
(Increase)/Decrease in operating assets:
Due from custodian	(517,500)
Increase/(Decrease) in operating liabilities:
Advisory fee payable	(94,212)
Professional fees payable	(45,037)
Distribution fee payable	(57,040)
Administration fee payable	(34,154)
Facility fees payable	(21,561)
Other liabilities	19,270

Net cash provided by operating activities	92,135,204

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Shareholders’ subscriptions	6,292,000
Payments for Shareholders’ interests repurchased	(98,981,427)
Proceeds from credit facility	1,100,000
Payments on credit facility	(1,100,000)

Net cash used in financing activities	(92,689,427)

Net increase/(decrease) in cash	(554,223)

Cash at beginning of year	1,352,123

Cash at end of year	$797,900

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for interest	$2,968

Non cash activity
Inter-class transfer of shares	$412,364

The accompanying notes are an integral part of these consolidated financial statements.

8

Hedge Fund Guided Portfolio Solution

Consolidated Financial Highlights

The following represents certain ratios to average Net Assets, total return, and other supplemental information for the period indicated:

	Class A
	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021	For the year ended March 31, 2020

Per Share operating performance: *
Net asset value per Share, beginning of year/period	$868.98	$983.90	$927.66	$1,000.00

Income/(loss) from investment operations:
Net investment loss	(15.65)	(18.29)	(21.46)	(20.93)
Net realized and unrealized gain/(loss) from investments operations	(5.52)	(50.40)	138.14	(51.41)

Total income/(loss) from investment operations	(21.17)	(68.69)	116.68	(72.34)

Distributions to Shareholders from net investment income	-	(46.23)	(60.44)	-

Net asset value per Share, end of year/period	$847.81	$868.98	$983.90	$927.66

Ratios to average Net Assets: (a)
Net investment loss - net of expense limitation reimbursement (b)	(1.83%)	(1.90%)	(2.18%)	(2.30%)

Expenses - gross of expense limitation reimbursement (b)	1.93%	1.90%	2.18%	2.39%

Expenses - net of expense limitation reimbursement (b)	1.93%	1.90%	2.18%	2.39%

Total return (c)	(2.44%)	(7.32%)	12.59%	(7.23%)

Portfolio turnover rate: (d)	12.08%	22.34%	22.55%	38.98%

Net Assets, end of year/period ($000)	$90,597	$138,306	$146,753	$82,316

*	Based on Shares outstanding at the end of each month.

(a)	Average Net Assets is determined by using the net assets as of the first day of the fiscal year and at the end of each month during the period.

(b)	Ratio does not reflect the Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Investment Funds.

(c)

Total return is not annualized. Total return is based on the combination of changes in the net asset value per Share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per Share at the time of reinvestment.

(d)	The ratio excludes in-kind transactions.

The accompanying notes are an integral part of these consolidated financial statements.

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Consolidated Financial Highlights (continued)

	Class I
	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021	For the year ended March 31, 2020	November 1, 2018 (commencement of operations) through March 31, 2019**
Per Share operating performance: *
Net asset value per Share, beginning of year/period	$914.47	$1,024.96	$956.24	$1,022.97	$1,000.00

Income/(loss) from investment operations:
Net investment loss	(9.46)	(11.16)	(13.65)	(13.65)	(5.59)
Net realized and unrealized gain/(loss) from investments operations	(5.66)	(53.10)	142.72	(53.08)	28.56

Total income/(loss) from investment operations	(15.12)	(64.26)	129.16	(66.73)	22.97

Distributions to Shareholders from net investment income	-	(46.23)	(60.44)	-	-

Net asset value per Share, end of year/period	$899.35	$914.47	$1,024.96	$956.24	$1,022.97

Ratios to average Net Assets: (a)
Net investment loss - net of expense limitation reimbursement (b)	(1.05%)	(1.11%)	(1.32%)	(1.43%)	(1.46%)

Expenses - gross of expense limitation reimbursement (b)	1.15%	1.11%	1.32%	1.52%	8.75%

Expenses - net of expense limitation reimbursement (b)	1.15%	1.11%	1.32%	1.52%	1.51%

Total return (c)	(1.65%)	(6.58%)	13.53%	(6.52%)	2.30%

Portfolio turnover rate: (d)	12.08%	22.34%	22.55%	38.98%	0.00%

Net Assets, end of year/period ($000)	$122,398	$196,808	$209,511	$153,732	$24,667

*	Based on Shares outstanding at the end of each month.

**

The ratios, excluding portfolio turnover rate and total return, for this period have been annualized. All non-recurring expenses, including those related to the organization of the Fund have not been annualized.

(a)	Average Net Assets is determined by using the net assets as of the first day of the fiscal year and at the end of each month during the period.

(b)	Ratio does not reflect the Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Investment Funds.

(c)

Total return is not annualized. Total return is based on the combination of changes in the net asset value per Share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per Share at the time of reinvestment.

(d)	The ratio excludes in-kind transactions.

The accompanying notes are an integral part of these consolidated financial statements.

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Notes to Consolidated Financial Statements

March 31, 2023

1. Organization

Hedge Fund Guided Portfolio Solution (the “Fund”) was organized as a Delaware statutory trust on April 12, 2018, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on November 1, 2018.

The Fund’s primary investment objective is to seek absolute returns with low to moderate volatility and with minimal correlation to the global equity and fixed income markets while preserving capital. The Fund invests primarily through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). The Fund seeks to implement its investment objective by investing in Investment Funds that will invest both long and short, in a wide range of “alternate” investment strategies.

The Fund has made the election to be treated as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (i.e. a 1099-issuing “RIC”).

The Board of Trustees (the “Board”) has overall responsibility to manage and supervise the operations of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

Under the supervision of the Board and pursuant to an investment advisory agreement, Grosvenor Capital Management L.P., (the “Adviser” or “Grosvenor”) serves as the investment adviser of the Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is responsible for the day-to-day operations of the Fund as well as all portfolio management and investment advisory services.

The Fund holds certain investments in the HFGPS Subsidiary, LLC (the “Sub-Fund”), a Delaware limited liability company and wholly owned subsidiary of the Fund.

The Fund operates two share classes, Class I Shares (“Class I”) and Class A Shares (“Class A”). Class A commenced operations on April 1, 2019. All Shares issued prior to April 1, 2019 have been designated as Class I Shares in terms of rights accorded and expenses borne. Class I and Class A Shares are subject to different fees and expenses.

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Notes to Consolidated Financial Statements (continued)

March 31, 2023

2. Summary of Significant Accounting Policies

a. Basis of Presentation

The Adviser has determined that the Fund meets the requirements of an investment company and as a result, maintains its accounting records and has presented these consolidated financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”).

The accompanying consolidated financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) and are stated in United States Dollars (“U.S. Dollars” or “$”). The following is a summary of the significant accounting and reporting policies used in preparing the consolidated financial statements:

b. Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Sub-Fund, which was established primarily to hold and manage certain Investment Funds. As of March 31, 2023, the Fund owns 100% of the Sub-Fund. The Fund’s investment in the Sub-Fund, including the results of its operations, has been consolidated and all intercompany accounts and transactions have been eliminated in consolidation.

c. Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying consolidated notes. Management believes that the estimates utilized in preparing the Fund’s consolidated financial statements are reasonable and prudent; however, the actual results could differ from these estimates.

d. Income Taxes and Distributions

The Fund is classified as a corporation for federal income tax purposes, and has elected to be treated, and expects each year to qualify as a RIC under Subchapter M of the Code. The Fund has elected to have a tax year end of September 30. The Fund intends to annually distribute to its Shareholders substantially all of its ordinary income and net realized gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for U.S. federal income or excise tax has been recorded in these consolidated financial statements.

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Notes to Consolidated Financial Statements (continued)

March 31, 2023

2. Summary of Significant Accounting Policies (continued)

d. Income Taxes and Distributions (continued)

As of March 31, 2023, the tax cost and unrealized appreciation (depreciation) of the investments held by the Fund, were as follows:

Investment Funds
Tax Cost Basis of Investments	$238,794,244
Gross Unrealized Appreciation	$1,200,889
Gross Unrealized Depreciation	$(22,594,411)

Net Unrealized
Appreciation/(Depreciation)	$(21,393,522)

Permanent book-to-tax differences resulted in reclassifications within Members’ Capital as of September 30, 2022, the Fund’s tax year end. Such permanent reclassifications are primarily due to distributions in excess of income. Members’ Capital and the Net Asset Value (“NAV”) of the Fund were not affected by these reclassifications.

The tax basis of undistributed earnings for the fiscal tax year ended September 30, 2022, shown below represents distribution requirements met by the Fund subsequent to the fiscal tax year end in order to satisfy income tax requirements as well as the capital loss carryforwards as of the tax year end. The capital loss carryforwards are not subject to expiration. The capital loss carryforwards will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to Shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Qualified Late Year Loss Deferrals*	Net Unrealized Appreciation/ (Depreciation)	Other Temporary Differences

$ -	$-	$(22,478,340)	$(4,558,115)	$(28,892,645)	$(463,182)

* Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended September 30, 2022, the Fund incurred a late year ordinary loss $4,558,115, which it will elect to defer to the tax year ended September 30, 2023.

The primary reason for differences between the earnings reported above and the federal tax cost of investments, in comparison with the related amounts reported on the Fund’s Consolidated Statement of Assets and Liabilities as of March 31, 2023, relates to cumulative differences between tax and GAAP financial statement reporting requirements related to passive foreign investment company (“PFIC”) and partnership investments and wash sale adjustments on securities.

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Notes to Consolidated Financial Statements (continued)

March 31, 2023

2. Summary of Significant Accounting Policies (continued)

d. Income Taxes and Distributions (continued)

The tax character of distributions paid for the years ended March 31, 2023 and 2022 was as follows:

	Year ended March 31, 2023	Year ended March 31, 2022

From ordinary income	$-	$17,337,367
From long-term capital gains	-	-
Tax return of capital	-	-

Total distributions	$-	$17,337,367

The authoritative guidance on accounting for and disclosure of uncertainty in any significant tax positions requires management to determine whether a tax position of the Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Therefore no additional tax expense, including any interest or penalties was recorded for the year ended March 31, 2023. To the extent the Fund is required to record interest and penalties, they would be included in income tax expense on its Consolidated Statement of Operations.

Under the respective statute of limitations, the Fund is generally subject to examinations by taxing authorities for up to three years from the date of filing. The Fund has no examinations in progress.

e. Security Transactions

Purchases of investments in the Investment Funds are recorded as of the first day of legal ownership of an Investment Fund and redemptions from the Investment Funds are recorded as of the last day of legal ownership. Realized gains or losses on investments in the Investment Funds are recorded at the time of the disposition of the respective investment based on specific identification. Short-term investment transactions are recorded on trade date.

For the year ended March 31, 2023, aggregate purchases and sales of the Investment Funds amounted to $31,600,729 and $123,487,843, respectively.

The Fund may receive interest in an Investment Fund in exchange for its interest in a separate Investment Fund managed by the same Investment Manager. Additionally, the Fund may receive an in-kind distribution in exchange for its interest in an Investment Fund managed by an investment manager. These

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Notes to Consolidated Financial Statements (continued)

March 31, 2023

2. Summary of Significant Accounting Policies (continued)

e. Security Transactions (continued)

transactions are executed based on the fair value of the Investment Fund on a trade date and do not result in a movement of cash between the Fund and the Investment Manager. These transactions, if any, are included as a supplemental disclosure on the Consolidated Statement of Cash Flows. Any gain or loss associated with these transactions is recognized as a component of Net realized gain/(loss) from investments in Investment Funds.

f. Capital Transactions

Class I and Class A shares of the Fund (“Shares”) purchased by eligible investors may be accepted as of the first day of each month, or at such times as the Board may determine. Investors who purchase Shares of the Fund in the offering, and other persons who acquire Shares, will become shareholders of the Fund (“Shareholders”).

Because the Fund is a closed-end investment company, Shares are not redeemable at the option of Shareholders and are not exchangeable for Shares of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Shares at the Shareholders’ capital account value, Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Shares by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Shares. Because the Fund’s investments in Investment Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases. Shareholders whose Shares are accepted for repurchase also bear the risk the Fund’s Shareholders’ capital account value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Shares are valued for the purpose of repurchase.

The Fund may, from time to time, offer to repurchase Shares from its Shareholders pursuant to written tenders by Shareholders. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders four times each year, effective as of the last day of each calendar quarter. Shareholders can only transfer or assign Shares under certain limited circumstances. Share repurchases are recognized as liabilities when the amount becomes fixed and determinable. This generally will occur on the last day of a fiscal period.

During the year there was an exchange of class shares between Class A and Class I. This transaction did not result in a movement of cash between shareholders. These transactions are included as a supplemental disclosure on the Statement of Cash Flows as inter-class transfers.

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Notes to Consolidated Financial Statements (continued)

March 31, 2023

2. Summary of Significant Accounting Policies (continued)

g. Fund Expenses

GRV Securities LLC (“GSLLC”), an affiliate of the Adviser, serves as the distributor of Shares (the “Distributor”) for the Fund. For the year ended March 31, 2023, distribution fees related to the Distributor were $850,085. Shares may be purchased through the Distributor or brokers or dealers (“Selling Agents”) that have entered into selling agreements with the Distributor.

In connection with Class A Shares of the Fund, under a plan adopted in accordance with Rule 12b-1 under the 1940 Act (“Class A Plan”), the Fund pays the Distributor or a designee a distribution and/or service fee equal to 0.75% per annum of the aggregate net asset value of the Fund’s Class A Shares outstanding, determined as of the last calendar day of each month (“Distribution and Service Fee”). The Distribution and Service Fee is payable monthly. Because this fee is paid out of Class A’s assets on an on-going basis, over time this fee will increase the cost of a Class A Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges. The Distributor or designee may transfer or re-allow all or a portion of the Distribution and Service Fee to certain intermediaries. Class I Shares are not subject to a Distribution and Service Fee.

The Fund bears certain expenses incurred in its business, including, but not limited to, the following: all costs and expenses directly related to portfolio transactions; legal fees; accounting and auditing fees; custodial fees; fees paid to the Fund’s administrator; costs of insurance; service and sub-accounting fees; Advisory Fees (as defined in Note 6); advisory out-of-pocket fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Fund’s transactions between the Adviser and any custodian or other agent engaged by the Fund; and other types of expenses approved by the Board. Expenses, including incentive fees or allocations, of the underlying Investment Funds are not included in expenses reported on the Consolidated Statement of Operations as the effect of these expenses is recognized in realized and unrealized gains and losses.

The Fund has retained BNY Mellon Investment Servicing (U.S.) Inc. (the “Administrator and Transfer Agent”) to provide accounting and certain administrative and investor services to the Fund, including fund accounting, investor accounting, and taxation services, and to act as the registrar and transfer agent. The Bank of New York Mellon (the “Custodian”) serves as the custodian of the assets of the Fund. The Fund pays a monthly fee to the Administrator, Transfer Agent and Custodian based primarily upon month-end Net Assets.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees or pay or absorb expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of each class of the Fund to 0.80% per annum of the Fund’s average monthly net assets attributable to such class (the “Expense Limitation”) not including the Advisory Fee,

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Hedge Fund Guided Portfolio Solution

Notes to Consolidated Financial Statements (continued)

March 31, 2023

2. Summary of Significant Accounting Policies (continued)

g. Fund Expenses (continued)

Class A Distribution and Service Fee, investment-related costs and expenses (which includes Investment Fund fees and expenses), taxes, interest and related costs of borrowing, brokerage commissions, payments to certain financial intermediaries for providing servicing, sub-accounting, recordkeeping and/or other administrative services to the Fund and any extraordinary expenses of the Fund. In consideration of the Adviser’s agreement to limit the Fund’s expenses, each class of the Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the time the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Recoupment will be made as promptly as possible, but will be limited to the lesser of (a) the expense cap in effect at the time of a waiver and (b) the expense cap in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect until July 31, 2024, and will terminate unless renewed by the Adviser.

As of March 31, 2023, the Adviser may potentially recoup the following amounts from the Fund through the respective expiration dates indicated :

Expiration	March 31, 2026	March 31, 2025	March 31, 2024
Amount available for recoupment	$-	$-	$-

There were no recoupment fees payable to the Adviser as of March 31, 2023.

During the year ended March 31, 2023, no expenses were recouped.

h. Other

In accordance with the authoritative guidance on distinguishing liabilities from capital, repurchases are recognized as liabilities when the dollar amount requested in the repurchase notice becomes fixed, which generally occurs on the last day of the fiscal year. As a result, repurchases paid after the end of the year, but based upon fixed amounts as of March 31, 2023, are reflected as Repurchase of Shares payable on the Consolidated Statement of Assets and Liabilities at March 31, 2023.

Cash represents cash in banks. In circumstances when Federal Deposit Insurance Corporation insured limits are exceeded, the risk of default depends on the creditworthiness of The Bank of New York Mellon. Through March 31, 2023, the Fund has not experienced any losses in such accounts and the Adviser monitors the creditworthiness of the counterparties in an attempt to mitigate risk of loss.

Dividend income is recognized on the ex-dividend date. Interest income is recorded on the accrual basis.

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Notes to Consolidated Financial Statements (continued)

March 31, 2023

3. Portfolio Valuation

The Board has assigned to the Adviser (the “Valuation Designee”) general responsibility for determining the value of assets held by the Fund in accordance with the Fund’s valuation policy and has designated the Adviser to fair value the Fund’s assets in accordance with Rule 2a-5 under the 1940 Act.

Section 2(a)(41) of the 1940 Act, requires the Fund to value investments using: (i) the market value of the portfolio securities when market quotations are readily available and (ii) the investment’s fair value, as determined in good faith by the Board when a market quotation for a portfolio security is not readily available or otherwise determined to be unreliable. Rule 2a-5 under the 1940 Act defines a market price is readily available only when reflected by a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value, generally at an amount equal to the Net Asset Value (“NAV”) of the Fund’s investment in the Investment Funds as determined by the Investment Fund’s general partner or Investment Manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material.

In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Adviser’s valuation procedures. All adjustments to fair value made by the Adviser are reviewed and approved by Grosvenor’s Valuation Committee.

The Investment Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. However, some of the Investment Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Investment Fund. If the Fund withdraws its interest from such an Investment Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Investment Fund. In instances, where such an Investment Fund closes its operations, the Fund may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Investment Fund. The value of side pockets may fluctuate significantly. As of March 31, 2023, the Fund’s investments in side pockets or special liquidating vehicles represented 0.80% of the Fund’s net assets. Additionally, the governing documents of the Investment Funds generally provide that the Investment Funds may suspend, limit or delay the right of their investors, such as the Fund, to withdraw capital. The primary restrictions applicable to Investment Funds as of March 31, 2023, are described in detail on the Fund’s Consolidated Schedule of Investments.

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Notes to Consolidated Financial Statements (continued)

March 31, 2023

3. Portfolio Valuation (continued)

The Fund prioritizes the inputs to valuation techniques used to measure fair value. In accordance with Accounting Standards Update (“ASU”) No. 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”), investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. When the Adviser believes the reported NAV per share (or its equivalent) of an Investment Fund is not representative of fair value, the Adviser categorizes the investment in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”).

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value, which is their published net asset value and are listed in the table below as a Level 1 investment.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. In accordance with ASC 820, the Fund has categorized its financial instruments into a three level fair value hierarchy. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The levels of the fair value hierarchy are defined as follows:

•

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly. These inputs include (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable.

•	Level 3 - Inputs that are unobservable.

Inputs are used in applying valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. If the inputs used to measure an investment fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument. The determination of the significance of a certain input and what constitutes an observable input requires judgment by the Adviser. The categorization of an investment within the hierarchy is based upon the observable inputs of each investment and does not necessarily correspond to the Adviser’s perceived risk of the investment. The units of account that are valued by the Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds. Thus, an Investment Fund with all of its underlying investments classified as Level 1 may be classified as a Level 2 or Level 3 investment.

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Notes to Consolidated Financial Statements (continued)

March 31, 2023

3. Portfolio Valuation (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2023:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at March 31, 2023
Investment Funds measured at
NAV	$–	$–	$–	$210,991,063

Short-term Investments	6,409,659	–	–	6,409,659

Total Investments	$6,409,659	$–	$–	$217,400,722

The level classifications in the table above may not be indicative of the risk.

4. Capital Commitments of the Fund to the Investment Funds

Certain Investment Funds require the Fund to commit, as of the date of the Fund’s initial investment in the Investment Funds, to fund future investments in the Investment Funds. These Investment Funds may, at their sole discretion, require the Fund to fund all or a portion of the Fund’s unfunded commitment amount at any time during a commitment period, which generally extends for multiple years from the date of the Fund’s initial investment in such Investment Fund. The Fund’s commitment to fund future investments with respect to these Investment Funds is reduced by the amount of capital subsequently “called” by such Investment Funds after the initial investment. As of March 31, 2023, there were no unfunded capital commitments.

5. Credit Facility

The Fund may borrow from time to time on a short-term basis for liquidity purposes and has established a committed U.S. Dollar denomination credit facility (the “Facility”) with one financial institution. The Facility is shared with several other affiliated funds which are managed by the Adviser and will terminate on August 3, 2023. The Facility contains annual renewal provisions. Under the terms of the Facility, the Fund may draw up to $36,400,000 subject to a combined maximum amount of $568,300,000. The Facility is subject to annual fees related to any unused portion of the Facility which are allocated based on the amount available to the Fund. Under the terms of the Facility, the Fund is subject to, among other things, Investment Fund liquidity tests and Investment Fund concentration tests. In the event that the Fund breaches certain of the liquidity and concentration covenants, the Fund’s ability to borrow is reduced. Facility fees payable, as reflected on the Consolidated Statement of Assets and Liabilities, represents unused borrowing under the Facility which accrues and compounds interest daily based on the base rate of the financial institution plus a spread.

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Notes to Consolidated Financial Statements (continued)

March 31, 2023

5. Credit Facility (continued)

As of March 31, 2023, the Fund has no loan payable outstanding on the Consolidated Statement of Assets and Liabilities. During the year ended March 31, 2023, the Fund had average outstanding borrowings of $42,192 with an average interest rate of 6.94%. Maximum borrowings of $1,100,000, were outstanding for fourteen days during the year ended March 31, 2023.

6. Related Party Transactions

The Board is made up of six Board members, five of whom are not “interested persons,” as defined by the 1940 Act, (the “Independent Trustees”). The Independent Trustees each receive annual compensation in the amount of $30,000 for their services to Fund. All compensation to the Independent Trustees is paid by the Fund. All Independent Trustees may be reimbursed for out-of-pocket expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Trustees.

The Fund incurred $150,000 of Independent Trustees’ compensation fees, for the year ended March 31, 2023, of which none was payable as of March 31, 2023. The total fees and expenses (including compensation) of the Independent Trustees and Fund Officer are shown on the Fund’s Consolidated Statement of Operations.

The Adviser generally bears all of its own expenses incurred in providing services to the Fund, except that the Fund reimburses the Adviser for certain out-of-pocket costs and expenses incurred in connection with the operation of the Fund. Any such costs and expenses will not exceed 0.05% per annum of the Fund’s average month-end net assets. During the year ended March 31, 2023,the Fund reimbursed the Adviser $50,162 for out-of-pocket costs, which is included in Other Expenses in the Consolidated Statement of Operations.

Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Fund pays the Adviser a monthly fee at an annual rate of 0.55% (the “Advisory Fee”) based on the Fund’s net assets determined as of the last business day of each month before taking into consideration the Advisory Fee. For the year ended March 31, 2023, the Advisory Fee was $1,530,904.

7. Risks

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling, writing option contracts and equity swaps. However, as a result of the investments by the Fund as a limited partner, member or shareholder, the Fund’s liability with respect to its investments in the Investment Funds is generally limited to the NAV of its interest in each Investment Fund. Because the Fund is a closed-end investment company, Shares are not redeemable at the option of Shareholders and are not exchangeable for of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Shares at the Shareholders’ net asset value, Shares are considerably less liquid than shares

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Notes to Consolidated Financial Statements (continued)

March 31, 2023

7. Risks (continued)

of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding. Because the Fund’s investments in Investment Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases. Shareholders whose Shares are accepted for repurchase also bear the risk that the Fund’s Shareholders’ net asset value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Shares are valued for the purpose of repurchase.

As described in the footnotes of the Fund’s Consolidated Schedule of Investments and in Note 3, some Investment Funds have suspended or restricted withdrawals of capital, which increases the liquidity risk for the Fund. Liquidity risk is the risk that the Fund will encounter difficulty in meeting obligations associated with financial liabilities. Among other things, liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Investment Funds, or unforeseen outflows of cash to meet tender demands. This situation may arise due to circumstances outside of the Fund’s control, such as a general market disruption or an operational issue affecting the Fund or third parties, including the Investment Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Fund’s capital investment in the Investment Funds can be withdrawn on a limited basis. As a result, the Fund may not be able to liquidate quickly some of its investments in the Investment Funds in order to meet liquidity requirements or respond to market events.

There are a number of other risks to the Fund. Three principal types of risk that can adversely affect the Fund’s investment approach are market risk, strategy risk, and manager risk. The Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, lack of diversification, and other risks for the Fund and potentially for each Investment Fund.

The Adviser utilizes certain quantitative analytical reports generated by its proprietary risk management software to test and refine its judgment regarding: (i) its selection of Investment Funds for the Fund and (ii) the amount of assets to be allocated to each such Investment Fund. Such reports are designed to enable the Adviser to evaluate the risk and return characteristics of proposed alternative allocations to particular Investment Funds. Such reports currently consist of historical simulation analyses, historical simulation stress tests and scenario analyses, forward-looking analyses, look-through exposure analyses, portfolio liquidity analyses, Value at Risk analyses, portfolio optimization and factor analyses.

22

Hedge Fund Guided Portfolio Solution

Notes to Consolidated Financial Statements (continued)

March 31, 2023

7. Risks (continued)

Certain personnel within the Adviser are responsible for staying abreast of market developments affecting specific investment strategies and communicating their findings to the investment committee. The investment committee reviews such findings to determine whether particular investment strategies continue to be appropriate. The investment committee may determine to add or terminate a strategy based on any number of factors, such as: (i) better alternatives for investing the capital invested in such strategy; (ii) changes in the expectations for the strategy; (iii) a manager specific event at the Investment Fund; or (iv) changes in the investment or economic environment.

The Adviser monitors certain aspects of Investment Fund performance, stays abreast of current developments affecting Investment Funds and communicates from time to time with Investment Managers of Investment Funds to review the performance of the Investment Funds managed by such Investment Managers and to discuss such Investment Managers’ investment outlook.

The Adviser obtains certain exposure-level information that enables the analysis of various strategies, markets and sectors on a “look-through” basis. Although the Adviser does not require that Investment Funds provide position-level transparency, Investment Managers of Investment Funds typically provide aggregated, portfolio-level information with respect to the invested positions and risk profile of their Investment Funds. This information typically includes, but may not be limited to, data related to each Investment Fund’s long, short, gross, and net exposure, industry sector and geographic exposure (where appropriate), concentration, and leverage. The information set provided by Investment Managers of Investment Funds varies depending upon their strategy focus and investment style. This summary-level risk statistics are augmented through on-going conversations with the Investment Managers of the Investment Funds and, together, are intended to provide an overall view of the Investment Fund’s risk exposure.

A widespread health crisis such as a global pandemic, for example COVID-19 caused by the novel coronavirus known as SARS–CoV-2 (Coronavirus), has and could continue to cause substantial business interruptions, market volatility, exchange trading suspensions and closures, impact the ability to complete repurchases, Investment Fund redemptions, and affect Fund performance. The impact of Coronavirus, or other health crises, epidemics or pandemics that may arise in the future, could adversely affect the global economy in ways that cannot necessarily be foreseen.

8. Guarantees

Under the Fund’s organizational documents, its Independent Trustees and fund officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

23

Hedge Fund Guided Portfolio Solution

Notes to Consolidated Financial Statements (continued)

March 31, 2023

9. Share Capital

Shares are offered monthly at the NAV of the Fund, which will vary. For the year ended March 31, 2023, the following Share transactions occurred:

	Beginning Shares	Purchase Shares	Purchase Dollars*	Reinvested Shares	Reinvested Dollars	Redemption Shares	Redemption Dollars*	Outstanding Shares
Class I	215,215.42	4,572.71	$3,614,000	–	$–	(83,691.88)	$(74,077,522)	136,096.25
Class A	159,159.09	3,649.18	$3,074,000	–	$–	(55,947.75)	$(46,294,667)	106,860.52

*Excludes $412,364 related to non-cash transfer from Class A to Class I.

For the year ended March 31, 2022, the following Share transactions occurred:

	Beginning Shares	Purchase Shares	Purchase Dollars	Reinvested Shares	Reinvested Dollars	Redemption Shares	Redemption Dollars	Outstanding Shares
Class I	204,409.75	24,980.55	$25,662,000	9,267.19	$9,105,652	(23,442.07)	$(23,131,062)	215,215.42
Class A	149,154.19	25,838.45	$25,213,000	7,596.15	$7,111,410	(23,429.70)	$(22,183,087)	159,159.09

At March 31, 2023, the Fund had one Member who held 15.95% of the Fund’s Members’ Capital. Investment activity of this Member could have a material effect on the Fund’s Members’ Capital.

10. Subsequent Events

The Fund has evaluated all subsequent events through the date that the consolidated financial statements were issued and noted no material events requiring disclosure.

24

Fund Management (Unaudited)

May 2023

Information regarding each of the Trustees and Officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Trustee and Officer is 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611. The Fund Complex consists of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Hedge Fund Guided Portfolio Solution.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE

Independent Trustees

Henry S. Bienen (Born 1939) Trustee	Since June 19, 2018

President Emeritus (since 2009) and President (1995 to 2009) of Northwestern University.

Mr. Bienen currently serves on the boards of directors of Lucas Museum of Narrative Art, Rasmussen University (Chair), and Ryan Specialty Group. He is a Chair of the education section of the Advisory Board of Vistria Private Equity Fund, a member of the Qatar Foundation Advisory Board, and a board member emeritus of the Chicago Council on Global Affairs and of MetroSquash.

Mr. Bienen previously served as Interim President (2015) and President and board member of the Poetry Foundation (2015 to 2020), and board member of Bear Stearns (2004 to 2008). He also previously served on the boards of Chicago Public Schools (2011 to 2015), Steppenwolf Theater, Ithaka Harbors, Onconova Therapeutics, Inc. (2012 to 2018), UI Labs, and Gleacher and Company and as a consultant and advisor to the Hindustan Times.

			4

Alan Brott (Born 1942) Trustee	Since June 19, 2018	Former Partner of Ernst & Young. Mr. Brott serves as a Manager of Neuberger Berman Funds (21 funds). Mr. Brott also served as a consultant (1991-2017), as Associate Professor, Columbia University (2000-2017), as a manager of Man FRM Alternative Multi-Strategy Fund (2009-2021), and as a Trustee of Stone Harbor Partners Funds (2012-2022).	4

Brian P. Gallagher (Born 1967) Trustee	Since June 19, 2018	Partner, Twin Bridge Capital Partners (since 2005); Principal, UIB Capital, Inc. (Investment Bank)(2005); and Partner, PPM America Capital Partners, LLC (Private Equity)(1997-2005). Mr. Gallagher serves as a Member of the Board of Directors of Twin Bridge Capital Partners and HFS Chicago Scholars.	4

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE

Independent Trustees

Victor J. Raskin (Born 1944) Trustee	Since June 19, 2018	Chief Investment Officer, YMCA Retirement Fund (2000-2010); Consultant, YMCA Retirement Fund (2011-2019); and Independent Board Member, Q India Equity Fund (2013-2018).	4

Thomas G. Yellin (Born 1953) Trustee	Since June 19, 2018	President, The Documentary Group (since 2005); President, PJ Productions (2002-2006); and Executive Producer, ABC News (1989-2002). Mr. Yellin currently serves on the board of directors of Animoto and serves as a manager of Neuberger Berman Funds (21 funds). Mr. Yellin previously served as a manager of Man FRM Alternative Multi-Strategy Fund (2009-2021).	4

Interested Trustees

Scott J. Lederman (Born 1956) Trustee, Chief Executive Officer and President	Since April 12, 2018	Managing Director (2000-Present), Grosvenor Capital Management, L.P. Mr. Lederman also serves on the board of directors of GCM Grosvenor Alternative Funds ICAV and GCM Grosvenor Alternative Funds Master ICAV.	4

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

		Officers who are not Trustees

Kathleen P. Sullivan (Born 1974) Chief Financial Officer	Since June 4, 2018

Managing Director, Finance (2019-Present), Senior Vice President, Finance (2015-2019), Vice President, Finance (2005-2015), Grosvenor Capital Management, L.P. Ms. Sullivan also serves as the Financial and Operations Principal for the Distributor and as the Statutory Auditor of GCM Investments Japan KK. Ms. Sullivan served as Treasurer of the Fund from 2018-2020.

Kathryn S. MacIntosh (Born 1987) Treasurer	Since August 5, 2020

Executive Director, Finance (2022-Present), Principal, Finance (2017-2022), Assistant Vice President, Finance (2016-2017), Associate, Finance (2012-2016), Grosvenor Capital Management, L.P.; Staff, Financial Services Office of Ernst and Young LLP (2010-2012).

Colleen K. McMorrow (Born 1992) Assistant Treasurer	Since March 23, 2022	Associate, Finance (2017-Present), Grosvenor Capital Management, L.P.; Associate, Federal Tax Services team of RSM US LLP (2015-2017).

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Officers who are not Trustees

Girish S. Kashyap (Born 1981) Chief Legal Officer, Vice President and Secretary	Since June 4, 2018

Managing Director, Legal (2018-Present), Senior Vice President, Legal (2014- 2018), Vice President, Legal (2010-2014) and Associate, Legal (2008-2010), Grosvenor Capital Management, L.P.; and Associate, Investment Management Group of K&L Gates LLP (2005-2008).

Michael M. Sullivan (Born 1971) Chief Compliance Officer	Since June 4, 2018

Executive Director, Compliance (2021-Present), Principal, Compliance (2019- 2021), Vice President, Legal and Compliance (2015-2019), Grosvenor Capital Management, L.P.; Independent Compliance Consultant (2014-2015); Director, Compliance (2011-2014), Charles Schwab & Co., Inc.; and Compliance Analyst (2009-2011), AXA Rosenberg Investment Management LLC.

* Each Trustee and officer serves for an indefinite term, until his/her successor is elected or in each case until he/she sooner dies, resigns, is removed or becomes disqualified.

Consideration of Advisory Agreements During Executive Session (Unaudited)

At the Board meeting held on March 22, 2023, the Independent Directors met with their independent counsel in an executive session in order to consider the continuation of the Advisory Agreements for the Funds (as defined below) for an additional one-year term. In considering whether to approve the Advisory Agreements, the Independent Directors reviewed a meeting book and other materials from both their counsel and the Adviser which included, among other things: (i) the memorandum prepared by independent counsel outlining the duties and responsibilities of the Directors in considering the approval of the Advisory Agreements (the “Memo”); (ii) the Advisory Agreements; (iii) the Management Agreements; (iv) independent counsel’s 15(c) information request letter to the Adviser on behalf of the Board of each of Grosvenor Master, Grosvenor TI 1 and Grosvenor TI 2 (collectively, the “Grosvenor Funds”) and, separately, Hedge Fund Guided Portfolio Solution (“HFGPS” and, together with the Grosvenor Funds, the “Funds”) and the Adviser’s memorandum containing its responses to independent counsel’s 15(c) information request letter and supplemental materials thereto; (v) performance information on, and expense ratios of, comparable registered investment companies; (vi) information relating to the pro-forma profitability of the Funds to the Adviser; and (vii) information regarding the organizational depth of Grosvenor. The description of the Boards’ considerations are presented in a single document for convenience, The Boards considered the relevant agreements for the Grosvenor Funds and HFGPS separately based on the separate information provided in respect of each of them.

The Independent Directors discussed with their independent counsel the legal standards regarding the approval of the Advisory Agreements under the 1940 Act, including recent judicial decisions, and reviewed the information included in the materials relevant to their approval of the Advisory Agreements. The Independent Directors also noted that they receive information regarding the Funds and their expenses and performance, as well as other relevant information, periodically throughout the year, which assists in a comprehensive consideration of information about the Funds and Adviser. After discussing a range of issues, the Independent Directors considered, in particular, the following factors:

The nature, extent and quality of services provided by the Adviser. The Independent Directors reviewed the services that the Adviser has provided to the Funds. They considered the size and experience of the Adviser’s staff, its depth of expertise and the quality of services that the Adviser had delivered. The Independent Directors took into account detailed discussions they had with officers and other personnel of the Adviser regarding the management of investments in accordance with the stated investment objective and policies of Grosvenor Master and HFGPS and the types of transactions entered into on their behalf. During these discussions throughout the year, the Independent Directors had asked detailed questions of, and received answers from, the officers and other personnel of the Adviser regarding the implementation of each fund’s investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to Grosvenor Master and HFGPS, the Independent Directors considered that the Adviser also provides certain management, administrative and other services pursuant to the Advisory and Management Agreements to each feeder fund of the Grosvenor Funds. The Independent Directors noted that the Adviser has administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Independent Directors also considered the Funds’ compliance history. Following their consideration of this information, and based on the presentations at the meeting and the Independent Directors’ experience with the Funds, the Independent Directors concluded that the services provided to the Funds by the Adviser under the Advisory Agreements were of a high quality and benefit to the Funds.

Investment Performance of the Funds. The Independent Directors considered the history, experience, resources and strengths of the Adviser in developing and implementing the investment strategies used by Grosvenor Master and HFGPS. The Independent Directors also considered the Adviser’s deep expertise in managing funds of hedge funds. For each Fund, the Independent Directors reviewed its investment performance and compared it to the performance of various indices and similarly structured registered funds of hedge funds, and considered the Adviser’s portfolio structure in light of its goals. The Independent Directors acknowledged the Adviser’s explanation of performance differences and concluded that the Funds’ performance was sufficient for purposes of approving the Advisory Agreements.

Cost of services provided and profits realized by the Adviser from the relationship with the Funds. The Independent Directors reviewed and considered information from the Adviser regarding the methodology used by the Adviser in allocating its costs regarding the operations of the Funds and calculating the Funds’ profitability to the Adviser. The Independent Directors considered the cost of the services provided by the Adviser to the Funds and the revenue derived by the Adviser. The Independent Directors concluded that the extent of the Adviser’s profitability and the nature, extent and quality of the services provided supported the continuation of the Advisory Agreements.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect these economies of scale for the benefit of investors. The Independent Directors considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable the Funds to participate in these economies of scale. The Independent Directors noted that assets for each of the Grosvenor Funds have decreased over recent years and that HGPFS only recently commenced operations and had raised modest assets. In consideration of these and other factors, the Independent Directors determined that no changes were currently necessary to the Funds’ fee structure. The Independent Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit the issue of economies of scale no later than when they next review the investment advisory fees.

Fees and Services Provided for Other Funds of Hedge Funds Managed by the Adviser. The Independent Directors received and considered information regarding the investment advisory/management fee rates for other funds of hedge funds, discussed private funds managed by the Adviser and reviewed the differences in the product structures and fee differences, and business justifications, and concluded the differences appeared justified.

Conclusion. No single factor was determinative to the decision of the Independent Directors. Based on the foregoing and such other matters as were deemed relevant, the Independent Directors concluded that the fee rates under the Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arms’ length bargaining, and determined to approve the continuance of the Advisory Agreements for the coming year.

(b)	Not applicable.

ITEM 2 – CODE OF ETHICS

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved and no waivers were granted to this code of ethics during the period covered by this report.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that each of Alan Brott and Brian P. Gallagher, both of whom are members of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Messrs. Brott and Gallagher are each deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed for the fiscal years ended March 31, 2023, and March 31, 2022, for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $143,580 and $139,600, respectively. Audit fees include certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

(b)	Audit-Related Fees

The aggregate fees billed for the fiscal years ended March 31, 2023, and March 31, 2022, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

(c)	Tax Fees

The aggregate fees billed for the fiscal years ended March 31, 2023, and March 31, 2022, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 and $0, respectively.

(d)	All Other Fees

The aggregate fees billed for the fiscal years ended March 31, 2023, and March 31, 2022, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would consider at that meeting whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended March 31, 2023, and March 31, 2022, was zero.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2023, were $0 and $795,860, respectively.

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2022, were $0 and $680,893, respectively.

(h)

The Registrant’s Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated to Grosvenor Capital Management, L.P. (“GCMLP” or the “Firm”) the responsibility to vote proxies related to portfolio securities. The Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). GCMLP manages or advises various investment vehicles and accounts (each such investment vehicle or account, a “GCMLP-Managed Account”), including the Registrant.

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like GCMLP to implement proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes requests to vote securities (“Proxy Requests”) in the best interests of its clients.

Pursuant to Rule 206(4)-6, GCMLP has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) that have been designed to ensure that GCMLP votes Proxy Requests in the best interests of its clients. The following subsections describe provisions of GCMLP’s Proxy Policies that are relevant to the Fund.

General Voting Standards

GCMLP seeks to take action on Proxy Requests in the best interests of the GCMLP-Managed Accounts consistent with their investment objectives and constraints.

Unless GCMLP has agreed with an eligible GCMLP-Managed Account to do otherwise, GCMLP does not vote on or make voting recommendations on Proxy Requests on behalf of GCMLP-Managed Accounts that involve a potential sacrifice of investment returns from the investment or assumption of greater investment risks for the purpose of promoting environmental, social, or governance goals.

However, when evaluating whether voting on or making a voting recommendation on a Proxy Request will be in the best economic interests of a GCMLP-Managed Account, GCMLP may treat environmental, social, or governance goals as economic factors when GCMLP believes that the goals present material business risks or opportunities that investment professionals, in general, would treat as economic considerations under generally accepted investment theories. A belief that advancing environmental, social, or governance goals will promote positive general market trends or industry growth that might benefit a particular issuer does not qualify as an economic factor.

When GCMLP determines that voting on or making a voting recommendation on a Proxy Request is in the best economic interests of a GCMLP-Managed Account, GCMLP may take such action even though doing so might also advance environmental, social, or governance goals that are not economic factors.

Reasonable Best Efforts to Vote and Abstentions

GCMLP uses its reasonable best efforts to vote on or make voting recommendations on Proxy Requests in a timely manner. However, GCMLP may abstain from acting on Proxy requests under certain circumstances such as the following.

Timeliness of Receipt of Materials

GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when it does not receive the Proxy Request with sufficient time prior to the voting cut-off date to consider the impact of the proposals and complete its evaluation procedures.

Lack of Adequate Information

GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when it does not believe that the Proxy Request provides sufficient detail to support a decision.

Abstentions Where Cost of Consideration Outweighs Benefit

GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when it believes that the expected cost or administrative burden of giving due consideration to the proposal does not justify the potential benefits to the affected GCMLP-Managed Account that might result from adopting or rejecting the proposal in question.

Public Companies – Share Blocking and Re-Registration

In certain countries, shareholders that vote on an issuer’s proxy must deposit their shares with a designated depositary prior to the date of the meeting. The owner may not sell its shares until after the meeting when the shares are returned to the custodian. In countries that require shares to be blocked, GCMLP will consider the potential benefit of taking action on Proxy Requests and the resulting share blocking of the security to determine if it will consider voting.

In certain countries, an owner of a company’s shares must re-register the shares in order to take action on a proxy. Similar to share blocking, re-registration temporarily prevents a shareholder from selling shares. In countries that require re-registration, GCMLP will consider the potential benefit of taking action on Proxy Requests to determine if it will consider voting and re-registering the security.

Conflicts of Interest

GCMLP takes measures to identify and address conflicts of interest with respect to Proxy Requests. An Investment Committee member may identify conflicts of interest and notify GCMLP’s Global Chief Compliance Officer (“Global CCO”) or the proxy voting coordinator. In addition, individuals that make decisions on how to vote proxies whether in their own capacity or as part of a committee, escalate any potential conflicts of interest they have with respect to a Proxy Request on which they are considering action.

The proxy voting coordinator, together with the Global CCO, determines the actions to be taken to address any conflicts of interest, which may include:

●	excluding a conflicted party from the decision-making process;

●	for GCMLP-Managed Accounts for which GCMLP makes voting recommendations on Proxy Requests, disclosing the conflicts to the appropriate parties;

●

for GCMLP-Managed Accounts for which GCMLP has the authority to take action on Proxy Requests, disclosing the conflict to the appropriate parties and obtaining consent to take specific action on the proposals; or

●	engaging an independent third party to recommend or determine the actions to be taken in response to the Proxy Request.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant’s assets are managed by GCMLP. GCMLP maintains an Absolute Return Strategies Investment Committee (“Investment Committee”) that is responsible for, among other things:

●	identifying, evaluating and monitoring the investment strategies and sub-strategies that may be used for one or more GCMLP-Managed Accounts;

●

approving, from an “investment” perspective, the particular Investment Managers and the particular underlying hedge funds managed by such investment management firms in which the investment funds and accounts that GCMLP manages or advises, including the Registrant, may invest. The Investment Committee must approve a particular Investment Manager and particular Investment Fund(s) managed by such Investment Manager from an “investment” and “risk” perspective before it may invest the assets of the GCMLP-Managed Account in any such Investment Fund(s);

●

determining from time-to-time guidelines specifying the target percentages of assets (usually determined as a range) which assist GCMLP’s Portfolio Management Teams in proposing, for the GCMLP-Managed Accounts assigned to them, initial and subsequent portfolio allocations to a particular Investment Fund or Investment Funds managed by a particular Investment Manager (“Target Allocations”); and

●

determining the particular investment objectives and investment restrictions (“Investment Objectives and Constraints”) that will apply to GCMLP’s management of each GCMLP-Managed Account, including the Registrant (in the case of the Registrant, these Investment Objectives and Constraints are subject to approval by the Registrant’s Board of Trustees).

The Absolute Return Strategies Investment Committee members are: Mr. David S. Richter (Chair), Mr. Bradley H. Meyers, Mr. Frederick Pollock and Ms. Wierenga. The Absolute Return Strategies Investment Committee makes decisions by majority vote. Mr. Pollock has the authority to determine the outcome in the event of a tie. Mr. Michael J. Sacks, the firm’s Chairman and Chief Executive Officer, has the authority to veto any affirmative decision made by the Absolute Return Strategies Investment Committee. If, however, the Absolute Return Strategies Investment Committee rejects or terminates an Investment Manager or Investment Fund, Mr. Sacks is not authorized to override the rejection or termination.

Investment professionals are assigned to separate Portfolio Management Teams (each, a “Portfolio Management Team”), each of which is responsible for the day-to-day management of the GCMLP-Managed Accounts to which it is assigned. The Portfolio Management Team assigned to a GCMLP-Managed Account constructs the initial portfolio (subject to approval by our Portfolio Committee), evaluates the portfolio composition on an ongoing basis, and proposes allocation changes to GCMLP’s Portfolio Committee. Mr. Richter and Mr. Meyers, who are members of the Investment Committee, are responsible for designating the members of each Portfolio Management Team. Mr. Meyers has general oversight over the functions of each Portfolio Management Team. Messrs. Richter and Meyers have designated Andrew T. Preda as the portfolio manager of the Registrant.

The Registrant’s Portfolio Management Team is responsible for proposing changes to the Registrant’s portfolio from time to time, by employing a combination of “top-down” and “bottom-up” inputs.

The “top-down” inputs consist of:

●	using strategies consistent with the relevant mandate;

●	the requirement to use Investment Managers and Investment Funds that have been approved both by the Investment Committee and Operations Committee;

●	the Target Allocations applicable to the Registrant; and

●	the Investment Objectives and Constraints of the Registrant.

The “bottom-up” inputs consist of the Portfolio Management Team’s judgment in selecting and proposing the allocation of capital to approved Investment Funds in a manner that the Portfolio Management Team determines to be appropriate in light of the Registrant’s Investment Objectives and Constraints and other investment restrictions. The Registrant’s Portfolio Management Team bases its allocation proposals upon both qualitative and quantitative factors, supplementing experienced investment judgment with quantitative analyses.

Messrs. Richter and Meyers must review and approve all portfolio allocations proposed for the Registrant by the Portfolio Management Team assigned to the Registrant.

A brief biography of each of Messrs. Richter, Meyers and Preda appears below.

David S. Richter, CPA, Managing Director, Absolute Return Strategies Investment Committee Chair, Co-Head of Absolute Return Strategies Research

●	Associated with GCMLP since 1994; joined GCMLP, 2003
●	Previous Experience
○	Waveland Capital Management, L.P., (Long/Short Equity Hedge Fund), 1994-2002
○	JMB Realty Corporation, 1988-1994
○	KPMG Peat Marwick, 1983-1988
●	Education and Accreditations

○	University of Illinois; B.S. (summa cum laude), Accountancy, 1983
○	Certified Public Accountant
○	AICPA Elijah Watt Sells Award, CPA Exam Scores

Bradley H. Meyers, Managing Director, Absolute Return Strategies Investment Committee Member, Head of Absolute Return Strategies Portfolio Management

●	Joined GCMLP, 2003
●	Previous Experience
○	Merrill Lynch, 1999-2001
○	PricewaterhouseCoopers L.L.P., 1997-1999
●	Education and Accreditations
○	University of Chicago Booth School of Business; M.B.A., Finance, 2003
○	University of Illinois; B.S., Accounting, 1997
○	Certified Public Accountant

Andrew T. Preda, Managing Director, Absolute Return Strategies

●	Joined GCM Grosvenor, 2007
●	Previous Experience
○	Madison Capital Funding, LLC, 2004 – 2007
○	JPMorgan Chase and its acquired entities, 1993 - 2003
●	Education and Accreditations
○	University of Michigan; B.A., Political Science, 1993
○	University of Chicago Booth School of Business, Master of Business Administration, 2003

OTHER ACCOUNTS. The following table provides information regarding the other accounts managed by the individuals with primary responsibility for the day-to-day management of the Registrant’s portfolio as of March 31, 2023. For purposes of this breakdown, leverage and investments in sub-funds are not included.

	# of Accounts Managed[1]	Total Assets Managed	# of Accounts Managed for Which Advisory Fee is Performance Based[2]	Assets Managed for Which Advisory Fee is Performance Based[3]*
DAVID S. RICHTER
Registered investment companies	1	$190.2 million	0	N/A
Other pooled investment vehicles	123	$22.9 billion	55	$11.1 billion
Other accounts	6	$626.8 million	1	$509.9 million

BRADLEY H. MEYERS
Registered investment companies	1	$190.2 million	0	N/A
Other pooled investment vehicles	123	$22.9 billion	55	$11.1 billion
Other accounts	6	$626.8 million	1	$509.9 million

ANDREW T. PREDA
Registered investment companies	1	$190.2 million	0	N/A
Other pooled investment vehicles	38	$8.3 billion	6	$2.1 billion
Other accounts	1	$509.9 million	1	$509.9 million

COMPENSATION STRUCTURE. Messrs. Richter, Meyers and Preda each receive a fixed base salary, an annual bonus based upon individual performance as well as the success of the firm and have been granted restricted stock units in GCM Grosvenor Inc., the parent entity. Messrs. Richter, Meyers and Preda may participate from time to time in certain performance-related economics (e.g., incentive fees or carried interest) that the firm receives for managing certain investment funds, but not directly from the Fund. In addition, each of Messrs. Richter and Meyers holds profit participation interests in a management holding company.

OWNERSHIP BY PORTFOLIO MANAGERS. As of the date of this Form, none of the individuals responsible for the day-to-day investment management of the Registrant owns any interests in the Registrant.

[1]	For purposes of this column, “master-feeder” structures, which may include multiple “feeder” funds, are counted as one account.

[2]	For purposes of this column, “feeders” into a “master fund” are counted as individual accounts where they have performance-based fees.

[3]	Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.

*

Assets under management as of the end of a particular period include all subscriptions to, and are reduced by all withdrawals from, GCMLP funds effected in conjunction with the close of business the last day of such period. Data for 2023 are estimated and unaudited

CONFLICTS OF INTEREST

Introduction

GCMLP and its related persons, including GCM Customized Fund Investment Group, L.P. (“GCM CFIG” and together “GCM Grosvenor”), are subject to significant conflicts of interest in managing the business and affairs of the Registrant and in making investment decisions for the Fund. Such conflicts could affect GCMLP’s objectivity and the performance of the Fund. Certain of these conflicts are discussed elsewhere in this report and are not repeated here. Others are discussed below. In addition, Part 2A of GCMLP’s SEC Form ADV (copies of which are available at www.adviserinfo.sec.gov) may contain additional disclosures of conflicts of interest.

GCMLP has fiduciary duties to the Registrant to act in good faith and with fairness in all of GCMLP’s dealings with them, and GCMLP will take such duties into account in dealing with all actual and potential conflicts of interest.

Certain investment funds and accounts (including the Fund) that are managed or advised by GCMLP or its related persons are referred to herein as “GCM-Managed Accounts.”

Other GCM Grosvenor Business Activities

GCM Grosvenor and its related persons may engage in any activities, including, without limitation, a broad range of advisory, capital markets and other businesses or ventures. GCM Grosvenor has no obligation to make investment or other opportunities in any such businesses or ventures available to the Fund or any other GCM-Managed Account (or to the investors in the Fund or any other GCM-Managed Account). Except to the extent GCM Grosvenor determines otherwise, in connection with its other businesses and ventures, GCM Grosvenor may enter into agreements related to clients or potential investments, restricting the ability of the GCM-Managed Accounts to make certain investments or engage in certain activities, which would otherwise be of benefit to the GCM-Managed Accounts. In addition, from time to time, GCM Grosvenor will provide services beyond those currently provided. GCM-Managed Accounts will not participate in the risks or rewards of such businesses or ventures and the investors in the GCM-Managed Accounts will not receive a benefit from fees generated by such activities. Further, such businesses and ventures: (i) compete with the GCM-Managed Accounts for GCM Grosvenor’s time and attention (as well as the time and attention of GCM Grosvenor’s related persons); and (ii) potentially create additional conflicts of interest or raise other special considerations.

Conflicts of interest resulting from the foregoing include the allocation of management time among GCM-Managed Accounts and other clients of GCM Grosvenor. Nothing in the governing documents of any GCM-Managed Account (including the Fund) generally (i) requires GCM Grosvenor and its affiliates to devote their full business time to the business and affairs of any particular GCM-Managed Account or to the business and affairs of the GCM-Managed Accounts in general; (ii) limits or restricts GCM Grosvenor or its related persons from engaging in and devoting time and attention to other businesses or ventures or from rendering services of whatever kind or nature; or (iii) restricts GCM Grosvenor or its related persons from forming additional investment funds, from entering into investment advisory relationships or from engaging in other business activities. As GCM Grosvenor sponsors, advises and/or manages numerous GCM-Managed Accounts, the officers and employees of GCM may not spend a significant portion of their time on matters related to any particular GCM-Managed Account, and GCM Grosvenor or its personnel may have financial or other incentives to favor certain GCM-Managed Accounts over other GCM-Managed Accounts. Additionally, potential investments by GCM-Managed Accounts are subject to approval by a GCM Grosvenor investment, operations or other committee, whose professionals serve this function for all or certain GCM-Managed Accounts. It is expected that an investment, operations or other committee and its professionals will face additional conflicts of interest in allocating their time, attention and potential investment opportunities among GCM-Managed Accounts.

In addition, as permitted by law, GCM Grosvenor and its related persons, in investing and trading for their proprietary accounts may make use of information obtained by GCM Grosvenor in the course of investing for the GCM-Managed Accounts. GCM Grosvenor does not generally establish information barriers between internal investment teams. GCM Grosvenor and its related persons will have no obligation to compensate any GCM-Managed Account (or any investor therein) in any respect for their receipt of such information or to account to any GCM-Managed Account (or any investor therein) for any profits earned from GCM Grosvenor’s or its related persons’ use of such information.

While GCM Grosvenor maintains compliance policies and procedures, including personal trading policies, which seek to reduce potential conflicts of interest, GCM Grosvenor employees in certain circumstances may be permitted to invest in alternative investment funds and other investment vehicles, including GCM-Managed Accounts and potential competitors of GCM-Managed Accounts. Shareholders will not receive any benefit from any such investments. The records of any such investments by GCM Grosvenor’s employees generally will not be open to inspection by the investors. GCM Grosvenor and its employees give advice or take action for their own accounts that may differ from, conflict with or be adverse to advice given or action taken for a GCM-Managed Account. These activities may create conflicts of interest for the employees in providing services with respect to the GCM-Managed Accounts and may further adversely affect the prices and availability of other investments held by or potentially considered for purchase by such GCM-Managed Account.

Differences in GCM-Managed Accounts

GCMLP and its related persons currently manage or advise numerous GCM-Managed Accounts in addition to the Fund, and expect to manage or advise additional GCM-Managed Accounts in the future. Certain GCM-Managed Accounts have or will have investment objectives that are identical or substantially similar to the investment objectives of the Fund. It is not anticipated, however, that the Registrant and other GCM-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

●	different investment proposals made by the different Portfolio Management Teams assigned to the different GCM-Managed Accounts, as outlined below;

●	regulatory and/or tax restrictions that apply to certain GCM-Managed Accounts but not to others, as outlined below;

●	investment constraints imposed by Investment Managers on certain GCM-Managed Accounts but not on others, as outlined below;

●	the availability of particular Investment Funds for investment by GCM-Managed Accounts at certain times but not at others;

●	different risk/return characteristics (notwithstanding that such GCM-Managed Accounts generally have similar investment objectives);

●	client-imposed portfolio management restrictions and/or other client instructions; and

●	the amount of cash available for investment by different GCM-Managed Accounts at certain times.

The Registrant and other GCM-Managed Accounts may be assigned to different Portfolio Management Teams even though the Registrant and such other GCM-Managed Accounts may have identical or substantially similar investment objectives. GCMLP’s Portfolio Management Teams are authorized to invest the assets of the GCM-Managed Accounts assigned to them in a wide range of Investment Funds (subject to final approval by Messrs.

Richter and Meyers). As a result, it is expected that the Registrant and other GCM-Managed Accounts will have different investment portfolios (and different performance results) resulting from different portfolio allocations proposed by their respective Portfolio Management Teams, even if the Registrant and such other GCM-Managed Accounts have identical or substantially similar investment objectives. Further, the factors outlined above are likely to result in different portfolios for GCM-Managed Accounts assigned to the same Portfolio Management Team, even though such GCM-Managed Accounts have identical or substantially similar investment objectives.

Regulatory and/or tax restrictions may prohibit the Registrant from participating in investment opportunities that are available to one or more other GCM-Managed Accounts. Similarly, the Investment Managers of the Investment Funds in which the Registrant may wish to invest may impose investment restrictions on the Registrant but not on other GCM-Managed Accounts. Such restrictions could render the Registrant ineligible to invest, in whole or in part, in an Investment Registrant in which one or more other GCM-Managed Accounts are free to invest, to the possible detriment of the Fund.

As a result of certain restrictions imposed by the 1940 Act on investments by the Registrant in “affiliated persons” (as that term is defined in the 1940 Act) of the Fund, it is possible that if a GCM-Managed Account invests in an Investment Fund in which the Registrant is also an investor, such GCM-Managed Account’s investment (including the Fund’s) in such Investment Fund may be required to forego some or all of its voting rights associated with such investment.

In addition, in situations where the Registrant and other GCM-Managed Accounts own, in the aggregate, 25% or more of the interests in a particular Investment Fund, the 1940 Act will effectively preclude the Registrant and the other GCM-Managed Accounts from making additional investments in such Investment Fund, even though the relevant Portfolio Management Teams may determine that it would be appropriate for the GCM-Managed Accounts (including the Registrant) assigned to them to make additional investments in such Investment Fund. Because GCMLP believes that GCM-Managed Accounts other than the Registrant should not be compelled to forego investment opportunities that otherwise would be available to them but for the restrictions imposed by the 1940 Act (which restrictions would not apply to such GCM-Managed Accounts in the absence of the Fund’s participation in such investments), GCMLP may, in certain circumstances, determine not to invest assets of the Registrant in, or to cause the Registrant to redeem from, a particular Investment Fund so that other GCM-Managed Accounts may invest in such Investment Fund. If GCMLP causes the Registrant to redeem from an Investment Fund, the Registrant may, in addition to losing the opportunity to invest in such Investment Fund, suffer economic detriment arising from such redemption (e.g., losing a performance or incentive compensation “loss carryforward”, incurring redemption charges, etc.)

As a result of these and other factors:

●

the Registrant may have a different investment portfolio (and, as a result, different performance results) from other GCM-Managed Accounts even though the Registrant and such other GCM-Managed Accounts may have identical or substantially similar investment objectives; and

●	no assurance can be given that:

o

the Registrant will participate in all investment opportunities in which one or more other GCM-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons participate;

o

particular investment opportunities allocated to one or more GCM-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons will not outperform investment opportunities allocated to the Fund; or

o

the Fund, on the one hand, and one or more other GCM-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons, on the other hand, will receive equal or similar treatment.

Possible Incentive to Favor One or More GCM-Managed Accounts Over One or More Other GCM-Managed Accounts

GCMLP’s Portfolio Management Teams might have an incentive to favor one or more GCM-Managed Accounts over the Registrant (for example, with regard to the selection of Investment Funds for those GCM-Managed Accounts or the allocation of investment opportunities in Investment Funds that have limited investment capacity), because the “favored” GCM-Managed Account(s) might pay GCMLP more for its services than the Registrant or other GCM-Managed Accounts that invest in the Fund. For example, a Portfolio Management Team may have an incentive to propose investments in what it considers to be the best investment opportunities for GCM-Managed Accounts (including the Registrant) from which GCMLP receives performance-based compensation—in preference to GCM-Managed Accounts from which GCMLP does not receive performance-based compensation—because GCMLP may stand to gain greater compensation from the former types of accounts if the best investment opportunities are allocated to them.

Similarly, a member of one of GCMLP’s Portfolio Management Teams may have an incentive to favor one or more GCM-Managed Accounts over the Registrant if such person has personal investments in such “favored” GCM-Managed Accounts.

As outlined below under “GCMLP’s Ability To Invest in the Same Securities in which the Registrant Invests,” GCMLP has adopted portfolio opportunity allocation policies and procedures that are designed to ensure that investment opportunities are fairly allocated to all GCM-Managed Accounts (as well as the proprietary accounts of GCMLP and its related persons) for which such opportunities are appropriate and that have the funds available to take advantage of such opportunities.

GCMLP’s Ability To Invest in the Same Securities in which the Registrant Invests

GCMLP and/or its related persons invest in GCM-Managed Accounts (including the Registrant) for their own accounts alongside Shareholders who are not related to them. When they do so, GCMLP and/or its related persons participate in the investment opportunities in which such GCM-Managed Accounts participate, alongside the other Shareholders in such GCM-Managed Accounts.

In addition, GCMLP and/or its related persons may place assets under the management of (or otherwise procure investment advisory or investment management services from) any Investment Manager directly or indirectly used by one or more of GCM-Managed Accounts (including the Registrant). For example, GCMLP and/or its related persons may invest in an Investment Fund in which one or more GCM-Managed Accounts (including the Registrant) invest. Further, GCMLP and/or its related persons may invest in an Investment Fund at or about the same time one or more GCM-Managed Accounts (including the Registrant) invest in such Investment Fund.

GCMLP, its related persons and one or more GCM-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Registrant and/or one or more other GCM-Managed Accounts may do so on terms (including terms relating to fees, liquidity and transparency) that are the same as or more advantageous than those applicable to the investments that may be made by the Registrant and/or such other GCM-Managed Account(s) with such Investment Manager. To the extent that GCMLP and/or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Registrant and/or one or more other GCM-Managed Accounts may invest with such Investment Manager, GCMLP and/or its related persons may have an incentive to maintain or increase the investment by the

Registrant and such other GCM-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of GCMLP and/or its related persons.

In certain cases, an Investment Fund may have what GCMLP refers to as “limited capacity.” An Investment Fund has “limited capacity” when it is not willing to accept all capital that GCM-Managed Accounts, GCMLP and/or GCMLP’s related persons wish to invest in such Investment Fund. If GCMLP and/or its related persons wish to invest in such an Investment Fund at a time when an investment in such Investment Fund is appropriate for the Fund, GCMLP has a conflict of interest because it has a financial incentive to allocate the opportunity to the greatest extent possible to GCMLP and/or its related persons. In order to avoid this conflict, GCMLP may determine in certain cases that it and/or its related persons will not directly participate in an Investment Fund that has “limited capacity” unless and until all GCM-Managed Accounts (including the Registrant) that wish to invest in such Investment Fund (including, for this purpose, GCM-Managed Accounts in which GCMLP and/or its related persons participate) have invested the full amount of capital they wish to invest in such Investment Fund.

In other cases, GCMLP employs policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to the GCM-Managed Accounts, GCMLP and GCMLP’s related persons. Under these policies and procedures, to the extent that one or more GCM-Managed Accounts (including the Registrant), GCMLP and/or GCMLP’s related persons (each of the foregoing, a “Participating Account”) wish to invest in a particular Investment Fund (and have funds available to make such investment) but such Investment Fund has “limited capacity” and is willing to accept only a portion of the aggregate investment that the Participating Accounts wish to make, the aggregate capacity made available by such Investment Fund to the Participating Accounts generally is allocated to each Participating Account in the proportion that the amount such Participating Account wishes to invest in such Investment Fund bears to the aggregate amount that all Participating Accounts wish to invest in such Investment Fund (determined in most cases by reference to the Target Allocations established by the Absolute Return Strategies Investment Committee), subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures. (Similarly, if interests in an Investment Fund are available in the “secondary market” but such interests are not available in an amount sufficient to satisfy the aggregate amount that Participating Accounts wish to invest in such interests, such interests generally are allocated to each Participating Account that has funds available to make such investment in the proportion that the amount such Participating Account wishes to invest in such interests bears to the aggregate amount that all Participating Accounts wish to invest in such interests, subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures).

GCMLP frequently seeks to obtain agreements from Investment Managers under which Investment Funds managed by such Investment Managers agree to accept specified dollar amounts of capital from GCM-Managed Accounts (considered in the aggregate) at specified investment dates and/or over specified time periods. In cases where GCMLP is able to negotiate “capacity” of this type for the GCM-Managed Accounts with respect to a particular Investment Fund, such capacity is not reserved solely for those GCM-Managed Accounts that are in existence on the date that GCMLP negotiated such capacity. Similarly, to the extent such capacity is allocated to a GCM-Managed Account that was in existence on the date that GCMLP negotiated such capacity; such allocation is not reserved solely for persons who were Shareholders or participants in such GCM-Managed Account on that date. Instead, such capacity is made available to all GCM-Managed Accounts that want to invest in such Investment Fund, based on the allocation decisions of their respective Portfolio Management Teams and the application of GCMLP’s capacity allocation guidelines, regardless of whether such GCM-Managed Accounts were in existence on the date that GCMLP negotiated such capacity. Similarly, to the extent that any such capacity is allocated to a GCM-Managed Account that existed on that date, all Shareholders or participants in such GCM-Managed Account participate in such capacity in accordance with their respective economic interests in such GCM-Managed Account, even if such Shareholders or participants invested in such GCM-Managed Account subsequent to that date.

As outlined in greater detail below in “Different Reporting Packages,” in certain cases, GCMLP provides information relating to Investment Funds (including GCMLP’s opinions and investment decisions in respect of such Investment Funds) to: (i) participants in GCM-Managed Accounts; and (ii) clients to whom GCMLP provides hedge fund program advisory services, for the purpose of assisting them in making their own determinations as to whether they wish to invest directly in such Investment Funds or redeem their direct investments in such Investment Funds. In these cases, it can be expected that the recipients of such information will from time to time use such information to determine to:

●

invest directly in Investment Funds in which one or more GCM-Managed Accounts are invested (or in which they are contemplating investments), potentially in competition with other GCM-Managed Accounts if such Investment Funds have “limited capacity;” and/or

●

redeem from Investment Funds in which one or more other GCM-Managed Accounts are invested (or from which they are contemplating redeeming their investments), potentially to the detriment of such other GCM-Managed Accounts if such Investment Funds subject their shareholders to “gates” or other redemption restrictions that create “limited capacity” to redeem from such Investment Funds.

GCMLP’s Ability To Redeem from Investments in which GCM-Managed Accounts Invest

Certain GCM-Managed Accounts (including the Registrant) could want to redeem from an Investment Fund at the same time that other GCM-Managed Accounts (and/or GCMLP and/or its related persons) want to redeem from such Investment Fund. The ability to redeem from any Investment Fund could differ materially from investor to investor due to the timing of their respective investments in the Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors. The reasons why certain GCM-Managed Accounts may wish to (or be compelled to) redeem from a particular Investment Fund as of a particular date also may differ materially from the reasons why other GCM-Managed Accounts (and/or GCMLP and its related persons) may wish to (or be compelled to) redeem from such Investment Fund as of such date. Redemptions or subscriptions by GCM-Managed Accounts, GCMLP and/or GCMLP’s related persons from or to a particular Investment Fund could in certain cases adversely affect other GCM-Managed Accounts (including the Registrant) that are invested in such Investment Fund. Significant redemptions or subscriptions could, for example, cause portfolio damage, portfolio dilution, depletion of liquidity, costly portfolio rebalancing, imposition of redemption “gates” and under-allocation to certain positions. It could also cause an Investment Fund to make “in-kind” (as opposed to cash) distributions. In cases such as these, GCMLP has a conflict of interest in making redemptions or subscriptions for the GCM-Managed Accounts. This conflict of interest could be exacerbated in situations where one or more GCM-Managed Accounts (and/or GCMLP and its related persons) may redeem from a particular Investment Fund on a date as of which one or more other GCM-Managed Accounts (including the Registrant) are not able to do so. For example, certain GCM-Managed Accounts (and/or GCMLP and its related persons) could have invested in a particular Investment Fund pursuant to a “lock-up” that has expired, whereas one or more other GCM-Managed Accounts (including the Registrant) may still be subject to “lock-ups” in connection with their investments in such Investment Fund because they either (i) purchased their interests in such Investment Fund after the time that other GCM-Managed Accounts, GCMLP and GCMLP’s related persons purchased their interests in such Investment Fund or (ii) opted for liquidity classes in such Investment Fund that are different from the liquidity classes owned by such other GCM-Managed Accounts, GCMLP and GCMLP’s related persons.

In addition, certain redemption “gates” are, for example, calculated based on redemptions during an entire quarter or other period, so that if certain GCM-Managed Accounts (and/or GCMLP and/or its related persons) redeem during a quarter, this could prevent one or more other GCM-Managed Accounts (including the Registrant) from redeeming at quarter-end, whereas the earlier redemptions are unaffected.

In sum, because the ability to redeem from any Investment Fund may differ materially from investor to investor due to the timing of their respective investments in such Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors, certain GCM-Managed Accounts (and/or GCMLP and/or its related persons) may have redemption rights that differ from those of the Fund, and that the exercise of such rights could have a materially adverse effect on the Fund.

Investment in Different Parts of the Capital Structure

At times, GCM-Managed Accounts invest in companies in which GCMLP, its affiliates, or one or more other GCM-Managed Accounts also invest, either directly or indirectly through an Investment Fund. Investments in a company by certain GCM-Managed Accounts may be made prior to the investment by other GCM-Managed Accounts, concurrently, including as part of the same financing plan or subsequent to the investments by such other GCM-Managed Accounts. Any such investment by a GCM-Managed Account could consist of securities or other instruments of a different class or type from those in which other GCM-Managed Accounts are invested, and may entitle the holder of such securities or other instruments to greater control or to rights that otherwise differ from those to which such other GCM-Managed Accounts are entitled. In connection with any such investments, including as they relate to acquisition, owning and disposition of such investments, the GCM-Managed Accounts have conflicting interests and investment objectives, and any difference in the terms of the securities or other instruments held by such parties may raise additional conflicts of interest for GCM-Managed Accounts and GCMLP and its affiliates. For example, certain GCM-Managed Accounts may invest in the common equity of a company that subsequently issues debt that is held, directly or indirectly, by one or more other GCM-Managed Accounts; the interests of these two groups of Shareholders in the company under certain circumstances can be unaligned or adverse, particularly in times of stress for the company. This conflict may be exacerbated to the extent that representatives of GCMLP or its affiliates serve on an advisory or other board or committee related to such company or GCM-Managed Accounts’ investment in such company. In certain instances, GCM-Managed Accounts and/or GCM Grosvenor and its affiliates invest as a minority investor as part of a larger investing group or syndicate. In such cases, the financial sponsor, and not GCMLP or its affiliates, will be in the position to negotiate and potentially make decisions on behalf of the holders of the relevant class of equity or debt holders.

Treatment as an Investment Group for Certain Transactions by GCM-Managed Accounts

In certain cases, although each investment in an Investment Fund by a GCM-Managed Account is a distinct transaction, Investment Funds agree to treat all investments made by GCM-Managed Accounts as if they had been made by the same investor for purposes of applying certain business terms such as “gates.” GCMLP enters into these types of arrangements because it believes that in most cases they can be expected to benefit all participating GCM-Managed Accounts. However, under arrangements such as these, certain GCM-Managed Accounts could make complete redemptions provided that other GCM-Managed Accounts do not redeem, as the former GCM-Managed Accounts could make use of the redemption capacity allocable to the entire “investment group.” For example, if a GCM-Managed Account that is part of an “investment group” were to redeem from an Investment Fund because such GCM-Managed Account either itself has received significant redemption requests, wishes to rebalance its portfolio, or otherwise requires liquidity, its redemption could reduce redemption capacity for other members of the “investment group.” However, these arrangements also have certain drawbacks. In this example, depending on the actual terms of the applicable “gate,” a particular GCM-Managed Account that participates in an “investment group” may be entitled to receive less redemption proceeds in respect of a particular redemption than would be the case had such GCM-Managed Account not participated in such “investment group.”

In certain cases, GCMLP is able to negotiate favorable investment terms with the Investment Managers of Investment Funds, but often on the condition that the GCM-Managed Accounts (which, in certain cases, could include proprietary accounts of GCMLP or its related persons) collectively maintain an aggregate minimum level of invested capital in a given Investment Fund or group of Investment Funds managed by the same Investment Manager. The need to maintain an aggregate minimum investment by GCM-Managed Accounts in a particular Investment Fund or group of Investment Funds managed by the same Investment Manager in order to retain favorable investment terms for all GCM-Managed Accounts that invest in such Investment Funds creates a conflict of interest in that it creates an incentive for GCMLP to cause a GCM-Managed Account to invest in or not to redeem from a given Investment Fund in order to maintain the minimum threshold investment. Proprietary capital of GCMLP and its related persons—whether invested directly in an Investment Fund or through a GCM-Managed Account in which GCMLP or its related persons invest—may be among the capital that benefits from the minimum investment threshold being maintained, creating an additional conflict of interest.

Although GCMLP enters into the types of arrangements outlined above because it believes that they generally can be expected to benefit all GCM-Managed Accounts, there may be particular facts and circumstances under which particular GCM-Managed Accounts (including the Registrant) would receive more favorable treatment had they not participated in such arrangements.

Investments in “Early Stage” Investment Funds

GCMLP and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Investment Funds (including GCMLP-Administered Funds, discussed below), at times when investments in such Investment Funds would not be appropriate for the Registrant or other GCM-Managed Accounts. If GCMLP should subsequently determine, in accordance with its then-current criteria applicable to the selection of Investment Funds for the GCM-Managed Accounts, that such an Investment Fund is an appropriate investment for the GCM-Managed Accounts, GCMLP and its related persons will not be required to restructure the terms on which they invest in such Investment Fund in order to make investments in such Investment Fund available to the Registrant if, for regulatory or other reasons, the Registrant would be (or, in GCMLP’s reasonable determination, could be) precluded from investing in such Investment Fund in the absence of such restructuring.

Investments by Investment Funds in Securities Issued by GCMLP

Certain of the Investment Funds in which the Registrant invests also invest in various parts of GCMLP’s or its affiliates’ capital structures, including in GCM Grosvenor Inc.’s (its parent company) notes or other debt or equity securities issued from time to time by GCMLP or an affiliate, and GCMLP may be aware that such Investment Funds do so. Transactions entered into and/or investments made by such Investment Funds may, directly or indirectly, affect the performance of the Master Fund and the value of the debt or equity securities issued by GCMLP or its affiliates, including GCM Grosvenor Inc.’s public shares. The fact that certain Investment Funds may hold notes or other securities issued by GCMLP, its affiliates or its parent company could, under certain facts and circumstances, potentially alter GCMLP’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to redeem from such Investment Funds. GCMLP does not expect, however, that it would ever make portfolio management decisions for the Registrant that would be different from the decisions it would make for the Registrant if such potential conflict did not exist.

Investments in Investment Funds Managed by Clients

Certain of the Investment Funds in which the Registrant invests may be managed by investment management firms owned in whole or in part by GCMLP’s or its affiliates’ clients, or may hold notes or other securities issued by GCMLP’s or its affiliates’ clients, and GCMLP may be aware of such investments. The fact that certain of the Investment Funds may be managed by investment management firms owned in whole or in part by GCMLP’s or its affiliates’ clients, or may hold notes or other securities issued by GCMLP’s or its affiliates’ clients, could, under certain facts and circumstances, potentially alter GCMLP’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to redeem from such Investment Funds. GCMLP does not expect, however, that it would ever make portfolio management decisions for the Registrant that would be different from the decisions it would make for the Registrant if such potential conflict did not exist.

Different Reporting Packages

Different participants in GCM-Managed Accounts (including different investors in the Fund), as well as certain other persons (including (i) persons to whom GCMLP provides investment advisory services on a non-discretionary basis and (ii) persons who currently have, or who previously have had, an interest in GCMLP or who otherwise currently are, or who previously have been, associated with GCMLP), receive oral and/or written reports from GCMLP that differ in form, substance, level of detail, timing and/or frequency, based on factors such as:

●	the types of services GCMLP provides to such participants;
●	the size of their investments with GCMLP;
●	requests for specific types of information made by such participants or persons acting on their behalf;
●	negotiations between GCMLP and such participants or other persons acting on their behalf; and/or
●	GCMLP’s internal assessment of the likely reporting needs of such participants or of persons acting on their behalf.

In particular, certain reports may include information relating to Investment Funds in which the GCM-Managed Accounts, including the Fund, invest (or in which they are contemplating an investment).

In certain cases, GCMLP provides information to recipients in the GCM-Managed Accounts for purposes of enabling them to monitor their investments in the GCM-Managed Accounts. In these cases, GCMLP cannot effectively prevent an investor/recipient who has received information that has not been provided to other recipients from using such information to determine whether to:

●	redeem from a GCM-Managed Account or increase its investment in a GCM-Managed Account (including the Registrant);

●

invest directly in Investment Funds in which GCM-Managed Accounts (including the Registrant) are invested (or in which they are contemplating investments), potentially in competition with the GCM-Managed Accounts (including the Registrant); or

●

redeem from Investment Funds in which GCM-Managed Accounts (including the Registrant) are invested (or from which they are contemplating redeeming their investments), potentially to the detriment of the GCM-Managed Accounts (including the Registrant).

In other cases, GCMLP provides information relating to Investment Funds to participants in GCM-Managed Accounts for the purpose of assisting them in making their own determinations as to whether they wish to invest in such Investment Funds or redeem their investments in such Investment Funds. In these cases, it can be expected that such participants will use such information to determine whether to engage in any one or more of the actions described above.

Any of these actions could have a material adverse effect on participants who do not receive the same information provided to other participants.

Notwithstanding the foregoing, recipients of GCMLP’s oral and written reports should be aware that:

●

GCMLP does not permit such recipients to copy, transmit or distribute such reports, or any data or other information contained therein, in whole or in part, or authorize such actions by others, without GCMLP’s express prior written consent, and any such action taken without GCMLP’s express prior written consent may constitute a breach of contract and applicable copyright laws; and

●	by their receipt of such reports, such recipients will be deemed to have acknowledged that: (i) the data and/or other information contained therein may include data and/or information that, under applicable law, may be deemed to be material, non-public information regarding particular securities and/or the issuers thereof; (ii) under certain circumstances, United States securities laws prohibit the purchase and sale of securities by persons or entities who are in possession of material, non-public information relating to such securities and/or the issuers thereof; (iii) securities laws of other jurisdictions may contain a similar prohibition; and (iv) as a result, it is possible that trading in securities that are the subject of data and/or information contained in such reports may be prohibited by law.

GCMLP strongly encourages all recipients of its oral or written reports to review their own policies and procedures relating to the possible receipt of material, non-public information to ensure that any information that they receive from GCMLP relating to particular securities and/or the issuers thereof will not be used in any manner that conflicts with applicable law.

Transfers of Interests in Investment Funds

From time to time, GCMLP determines that it is appropriate for one or more GCM-Managed Accounts to dispose of, or decrease, their investments in a particular Investment Fund as of a particular date (each, a “Divesting Account”), while also determining that it is appropriate for one or more other GCM-Managed Accounts to invest, or increase their investments, in such Investment Fund as of the same date (each, an “Investing Account”).

In certain cases, GCMLP will implement decisions such as these by causing a Divesting Account to redeem its interest in an Investment Fund at the net asset value (as calculated and reported by the Investment Manager of such Investment Fund), while simultaneously causing an Investing Account to invest in an interest in such Investment Fund at the same net asset value.

In other cases, GCMLP will implement such decisions by causing a Divesting Account to assign its interest in an Investment Fund to an Investing Account in exchange for a cash payment from the Investing Account equal to the net asset value of the interest being assigned to the Investing Account (as calculated and reported by the Investment Manager of such Investment Fund).

For purposes of convenience:

●

GCMLP refers to transactions of the types outlined above as “transfers” (even though the first type of transaction outlined above does not involve any transfer between the affected GCM-Managed Accounts, but only a divestment from an Investment Fund by one or more GCM-Managed Accounts and a substantially simultaneous investment in such Investment Fund by one or more other GCM-Managed Accounts);

●

GCMLP refers to a transaction in which a Divesting Account redeems its interest from an Investment Fund (in whole or in part) at the net asset value thereof, while an Investing Account substantially simultaneously invests (or increases its investment) in such Investment Fund, as a “cash transfer”; and

●

GCMLP refers to a transaction in which a Divesting Account assigns its interest in an Investment Fund (in whole or in part) at the net asset value thereof to an Investing Account, as a “book entry transfer.”

In certain cases, GCMLP is able to negotiate arrangements with Investment Managers—either at the inception of GCMLP’s relationship with an Investment Manager or on a case-by-case basis after GCMLP has established such a relationship—that permit a GCM-Managed Account that is the “cash transferee” or “book entry transferee” of an interest in such Investment Manager’s Investment Fund to “stand in the shoes” of the transferor GCM-Managed Account for purposes of determining such business terms as the duration of any “lock-up period,” the continuation of any “loss carryforwards,” for purposes of calculating performance based compensation and the applicability of redemption charges. GCMLP generally intends to take advantage, to the fullest extent permitted by law, of the ability of transferee GCM-Managed Accounts to receive “carryover” business terms. In certain cases, however, regulatory considerations prohibit GCMLP from effecting transactions in which business terms are carried over from the transferor GCM-Managed Account to the transferee GCM-Managed Account. For example, ERISA does not permit any such “carryover” business terms to apply in the case of transfers of interests in Investment Funds by GCM-Managed Accounts that are subject to ERISA to any other GCM-Managed Accounts, regardless of whether the transferee GCM-Managed Account is subject to ERISA. ERISA, however, does not appear to prohibit “carryover” business terms applying in the case of transfers from GCM-Managed Accounts that are not subject to ERISA to GCM-Managed Accounts that are subject to ERISA. Accordingly, GCM-Managed Accounts that are not subject to ERISA may not always be able to take advantage of arrangements of the type discussed above even though GCM-Managed Accounts that are subject to ERISA (including certain GCM-Managed Accounts in which persons employed by or otherwise associated with GCMLP invest) may.

GCMLP’s general policy is not to transfer interests in “designated” or “side-pocket” investments related to an investment in an Investment Fund when transferring interests in such particular Investment Fund from one GCM-Managed Account to another GCM-Managed Account, regardless of whether such transfer takes the form of a “cash transfer” or a “book entry transfer.” If a Portfolio Management Team decides, in any particular case, to over-ride this general policy, such Portfolio Management Team is responsible for documenting (in writing) the reasons for such over-ride.

The Registrant will not participate in “book entry transfers” because of potential restrictions imposed by the 1940 Act. To the extent the Registrant participates in “cash transfers,” in no instance will any party, including GCMLP or the Investment Manager of any affected Investment Fund, receive any additional compensation specifically as a result of any such cash transfer.

Trade and Clerical Errors

Subject to the considerations set forth below, GCMLP is under no obligation to reimburse the Registrant for any errors or mistakes made by GCMLP, its employees or its agents with respect to GCMLP’s placing or executing trades for the Fund, as the case may be, or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, “Trade or Clerical Errors”), as GCMLP considers such errors and mistakes to be a cost of doing business. However, pursuant to the standard of care provisions of the Fund’s Investment Management Agreement or the Fund’s Investment Advisory Agreement, GCMLP will be obligated to reimburse the Fund, as the case may be, for losses sustained by the Fund, as the case may be, as a result of any Trade or Clerical Error that is caused by GCMLP’s failure to adhere to the standard of care set forth in such provisions. Subject to its fiduciary obligations, GCMLP will determine: (i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the Fund, as the case may be. GCMLP has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the Fund, as the case may be.

If a Trade or Clerical Error occurs other than because of GCMLP’s failure to adhere to the applicable standard of care, GCMLP, in its sole discretion, reserves the right to reimburse the Fund for any losses sustained by the Registrant because of such Trade or Clerical Error. GCMLP’s reimbursement of the Fund for a Trade or Clerical Error in such a situation will not constitute a waiver of GCMLP’s general policy to cause the Fund to bear the losses associated with other Trade or Clerical Errors that occur other than because of GCMLP’s failure to adhere to the applicable standard of care. Any net gain resulting from Trade or Clerical Errors will be for the benefit of the Fund and will not be retained by GCMLP.

Receipt of Sensitive Information

From time to time, GCMLP receives, from Investment Managers of the Investment Funds in which the GCM-Managed Accounts invest, information that is not generally known to other investors in such Investment Funds. In these cases, legal or regulatory constraints and GCMLP’s policies designed to address such constraints could prevent GCMLP from acting in the manner in which it otherwise would act on behalf of one or more GCM-Managed Accounts, including the Fund.

Proxy Voting

GCMLP has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Registrant and the other GCMLP-Managed Accounts. These policies and procedures are summarized in Item 7 of this Form N-CSR.

GRV Securities LLC and Distribution Agents

GRV Securities LLC (the “Distributor”), an affiliate of GCMLP, serves as a distributor and/or placement agent for certain investment funds managed by GCMLP or its affiliates, including the Fund, and GCMLP may from time to time engage other distribution or similar agents to assist it in marketing Shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and is a member of FINRA. The Distributor’s sole function is to serve as a distributor and/or placement agent for certain GCM-Managed Accounts, including the Fund. Pursuant to a Master Placement Agent Agreement, GCMLP and its affiliates compensate the Distributor on a flat annual fee basis for placement agent/distribution services provided by the Distributor, regardless of the success of the Distributor’s services. The Distributor does not receive compensation from the Registrant for the distribution of Shares and/or placement of interests, except in accordance with the Class A Plan. Investors in the Registrant should understand that:

●	in connection with acting as distributor on behalf of the Registrant, GRV Securities acts as an agent of the Registrant, not as an agent of or a broker for the Investor; and

●	the Distributor’s distribution activities on behalf of the Registrant should not be construed as a recommendation to purchase Shares, as the Distributor makes no such recommendations.

The Distributor has an incentive to introduce the Registrant to prospective Shareholders, since additional investments in the Registrant will result in additional investment management/advisory fees for GCMLP.

If a prospective investor acquires shares as a result of a recommendation made by any other placement, distribution or similar agent retained by GCMLP to assist it in marketing shares, the prospective investor should not view such recommendation as being disinterested, as GCMLP generally will pay the agent for the introduction. Also, the investor should regard any such agent as having an incentive to recommend that the investor retain its shares, since GCMLP may pay such agent a portion of GCMLP’s fees for all periods during which the investor holds such shares.

Brokerage Expenses

Except in the very limited case of “secondary market” transactions in interests in Investment Funds, the Registrant invests in Investment Funds without the involvement of any financial intermediary such as a broker-dealer, and commissions are not payable in connection with such investments. To the extent that the Registrant purchases or sells investments other than investments in Investment Funds, GCMLP has the authority to determine the financial intermediaries to be used in connection with such purchases/sales and to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such purchases/sales—which commissions or other compensation are borne by the Fund.

In determining which intermediaries to use, GCMLP focuses on the quality of the execution-related services provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, their reliability and their financial stability), and does not necessarily select those that charge the lowest commissions or other transactional costs.

Typically, GCMLP does not separately compensate financial intermediaries for the provision of non-execution related services and does not believe that it “pays up” for such services. However, GCMLP may from time to time use financial intermediaries that provide research-related products or services to most or all of their customers, and—although GCMLP does not request research-related products or services from such financial intermediaries—GCMLP may on occasion receive and use research provided by such intermediaries. In this situation, GCMLP receives a benefit because it does not have to produce or pay for the research. Accordingly, GCMLP may have an incentive to select financial intermediaries based on its interest in receiving the research or other products or services rather than on its clients’ interest in receiving the most favorable execution. However, since the research provided is not material in nature and quantity and is provided without GCMLP’s request, GCMLP believes that its receipt of such research does not have a material effect on its selection of financial intermediaries.

To the extent that the Registrant engages in “secondary market” transactions in interests in Investment Funds, GCMLP generally has limited opportunity to select the financial intermediaries involved in connection with any proposed transaction or to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such transactions. In general, the number of financial intermediaries active in the hedge fund “secondary market” is limited and the commissions charged by such intermediaries, which typically are borne by the purchasing party in such a transaction, may vary significantly from intermediary-to-intermediary, and transaction-by-transaction.

Redemptions and Illiquid Investments

GCMLP may have a conflict of interest in processing Shareholder redemptions. As an example, GCMLP must determine whether to cause the Registrant to pay out the redemption proceeds attributable to Investment Funds from which the Registrant cannot redeem (or cannot redeem without incurring a redemption charge) as of the applicable redemption date or to require that the redeeming Shareholder continue to participate in such Investment Funds until the Registrant can redeem capital from them. Paying out such redemption proceeds may reduce the liquidity and increase the concentration of the Fund’s continuing portfolio, while not doing so exposes the redeeming Shareholder to incremental risk.

Relationships with Consulting Firms

Persons employed by or otherwise associated with GCMLP may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with consulting firms. In certain cases, such persons employed by or otherwise associated with consulting firms may be responsible for:

●	analyzing and/or monitoring “fund of funds” investment managers on behalf of such consulting firms;

●	recommending “fund of funds” investment managers to the investment committees or similar governing committees of such consulting firms;

●	selecting the “funds of funds” investment managers that such consulting firms will present to their clients as potential managers of such clients’ assets;

●	recommending particular “fund of funds” investment managers to clients of such consulting firms;

●	recommending that clients of such consulting firms continue to retain the services of, or terminate, “fund of funds” investment managers; and/or

●	otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or terminate, “fund of funds” investment managers.

In cases where persons employed by or otherwise associated with consulting firms have one or more responsibilities of the types outlined above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with GCMLP, such persons may have an incentive to select GCMLP as a potential manager of the assets of clients of such consulting firms, to recommend GCMLP to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize GCMLP’s services.

GCMLP believes that is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients. GCMLP urges prospective investors who utilize the services of consulting firms to inquire of such consulting firms whether they are subject to such a conflict of interest.

GCMLP from time to time enters into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide GCMLP certain performance or other data on the “fund of funds” industry. GCMLP may compensate such a consulting firm for such services on an annual flat-fee or other basis. In no event will GCMLP enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to GCMLP for compensation from GCMLP discloses that fact to all clients to whom it recommends GCMLP.

Relationships with Investment Managers and Other Service Providers

Persons employed by or otherwise associated with GCMLP or its affiliates may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with the Investment Managers of existing or prospective Investment Funds or with other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCM-Managed Accounts. In certain cases, such persons employed by or otherwise associated with GCMLP may be responsible for:

●

analyzing and/or monitoring existing or prospective Investment Funds managed by such Investment Managers, or analyzing and/or monitoring other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCM-Managed Accounts;

●	recommending that GCMLP approve Investment Funds managed by such Investment Managers as eligible investments for GCM-Managed Accounts;

●	recommending that one or more GCM-Managed Accounts add capital to, or redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

●	making the final decision to approve Investment Funds managed by such Investment Managers as eligible investments for GCM-Managed Accounts;

●	making the final decision to cause one or more GCM-Managed Accounts to add capital to, redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

●	recommending that GCMLP retain other third-parties that wish to provide services to GCMLP and/or one or more GCM-Managed Accounts; and/or

●	recommending that GCMLP terminate third-parties that provide services to one or more GCM-Managed Accounts.

In cases where persons employed by or otherwise associated with GCMLP have one or more responsibilities of the types outlined above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Investment Managers of existing or prospective Investment Funds or other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCM-Managed Accounts, such persons have an incentive to base their decisions on personal considerations rather than on the best interests of the affected GCM-Managed Accounts. GCMLP, however, monitors relationships of these types with a view to determining whether there is a reasonable likelihood that such persons will base their decisions on personal considerations rather than on the best interests of the affected GCM-Managed Accounts, and will take appropriate action if it determines that such a reasonable likelihood exists.

Gifts, Meals and Entertainment

GCMLP personnel sometimes receive gifts, meals and/or entertainment from service providers doing business with GCMLP and/or one or more GCM-Managed Accounts, or from prospective service providers, including existing and prospective Investment Managers. GCMLP maintains policies and procedures that it believes are reasonably designed to preserve GCMLP’s objectivity with respect to the selection, retention and termination of service providers, notwithstanding the receipt of gifts, meals and/or entertainment by GCMLP personnel from such service providers. However, notwithstanding these policies and procedures, to the extent that GCMLP’s employees receive gifts, meals or entertainment from a service provider or prospective service provider, such employees have an incentive to seek to cause GCMLP and/or one or more GCM-Managed Accounts to enter into a business relationship with, or to sustain or expand an existing business relationship with, such service provider even if doing so is not in the best interests of such GCM-Managed Account(s).

GCMLP from time to time provides meals and entertainment to persons employed by or otherwise associated with existing or potential Investment Managers, consultants, financial advisors, clients and prospective clients (which sometimes include Shareholders and prospective Shareholders). In certain cases, GCMLP provides such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties. It is possible that providing meals and entertainment to such persons could affect their decision-making responsibilities.

GCMLP from time to time contributes to events sponsored by clients and prospective clients, including Shareholders and prospective Shareholders in the Fund, or by organizations in which clients or prospective clients participate, such as picnics, annual meetings, dinners and other events honoring retiring employees. It is possible that contributing to such events could affect the clients or prospective clients in connection with their decisions whether to retain GCMLP as their investment manager/adviser or to maintain existing investment management/advisory relationships with GCMLP.

Charitable and Philanthropic Activities

GCMLP and its principals, and Investment Managers of the Investment Funds in which the Registrant invests and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. GCMLP and its principals, on the one hand, and such Investment Managers and their principals, on the other hand, from time to time ask each other to participate in their respective philanthropic activities. GCMLP and its principals, and such Investment Managers and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Such participation or lack thereof will not be a factor in GCMLP’s investment management process.

Similarly, GCMLP and its principals, and investors or participants in GCM-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. GCMLP and its principals, on the one hand, and investors or participants in GCM-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. GCMLP and its principals, and investors or participants in GCM-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Such participation or lack thereof will not be a factor in GCMLP’s investment management process.

GCMLP has frequent interaction with consultants and financial advisors who represent prospective and existing investors or participants in the GCM-Managed Accounts. GCMLP does not pay these consultants or financial advisors to recommend GCMLP or any GCM-Managed Account to their clients. However, consultants and financial advisors have from time to time invited GCMLP and its principals to participate in particular philanthropic activities, and can be expected to continue to do so in the future. GCMLP has participated in such philanthropic activities in the past and can be expected to continue to do so in the future. Such participation or lack thereof will not be a factor in GCMLP’s investment management process.

The Investment Managers

The Investment Managers of the Investment Funds in which the Registrant invests are likely to be subject to many of the same types of conflicts of interest to which GCMLP is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Investment Funds they manage. The Registrant will not share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Investment Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

The Investment Managers have responsibility for investing the capital allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Investment Funds in which the Fund invests. In investing on behalf of other clients, as well as the Investment Funds in which the Fund invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Investment Funds in which the Fund invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager’s strategy.

In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Investment Funds. They will have no obligation to compensate the Investment Funds for their receipt of such information or to account to any such Investment Fund for any profits earned from their use of such information.

The Investment Managers and their principals, in managing investment accounts other than the Investment Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Investment Funds. Therefore, the results of the Fund’s investments in such Investment Funds may differ from the results of other accounts managed by such Investment Managers.

The Investment Managers value the illiquid, longer-term investments held by their Investment Funds in a variety of different ways, and have considerable discretion in doing so. The Investment Managers have a conflict of interest in arriving at such valuations, which affect both the performance of their Investment Funds and the advisory compensation received by the Investment Managers.

Financial Intermediaries

The Investment Managers select the financial intermediaries that execute transactions for their respective Investment Funds and negotiate the related brokerage commissions and other transactional costs paid to such intermediaries. In selecting financial intermediaries and/or in negotiating commissions and other compensation with them, such Investment Managers (subject to their overall duty to obtain “best execution” of all transactions for the Investment Funds they manage):

●

have authority to and may consider the full range and quality of the services and products provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

●

do not necessarily select intermediaries that charge the lowest transaction costs. In this regard, Investment Managers may engage in the practice known as “paying up,” whereby the Investment Managers cause their Investment Funds to pay higher transaction costs than they would otherwise pay so that the Investment Managers may receive certain non-execution related products and services provided by or through the intermediaries (so-called “soft dollar” benefits), which may or may not benefit certain Investment Funds which “pay up” so that the Investment Manager may receive such services (see below).

The practices discussed above create conflicts between the interests of an Investment Manager and the interests of the Investment Funds managed by such Investment Manager. This is because an Investment Manager that receives “soft dollar” benefits receives a benefit that it does not have to purchase out of its own resources. This benefit, in turn, may create an incentive to utilize particular intermediaries based not on the interest of the Investment Funds in achieving “best execution” of their transactions, but on the Investment Manager’s interest in receiving benefits for which it does not have to pay out of its own resources.

Further, an Investment Manager may cause an Investment Fund managed by such Investment Manager to pay transaction costs to a financial intermediary even though such Investment Manager and/or clients of such Investment Manager other than such Investment Fund are the exclusive beneficiaries of “soft dollar” benefits provided by the intermediary.

Under MiFID II, E.U. Investment Managers, including certain Investment Managers, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II is expected to limit the use of soft dollars by Investment Managers located in the E.U., if applicable, and in certain circumstances may result in other Investment Managers reducing the use of soft dollars as to certain groups of clients or as to all clients.

GCMLP generally is authorized to consent on behalf of the Fund to the Investment Managers engaging in “soft dollar” practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Exchange Act.

The Investment Managers have a conflict of interest in allocating capital to longer-term and/or illiquid investments. While such positions may hold significant profit potential (and, therefore, the potential to generate substantial performance/incentive fees or other performance/incentive compensation), they can create material valuation and illiquidity risks for Shareholders. In addition, performance/incentive fees or other performance/incentive compensation may be calculated separately in respect of certain longer-term and/or illiquid investments irrespective of the overall performance of an Investment Fund.

Certain Disclosure Issues

GCMLP and its related persons have a conflict of interest in determining whether to disclose certain information—not otherwise required to be disclosed by applicable laws or regulations to—concerning GCMLP and its related persons to existing or prospective Shareholders. In certain cases, GCMLP may conclude that such disclosure could be damaging to GCMLP’s business, which may give GCMLP incentives to determine that such information is not material and need not be disclosed to Shareholders and/or prospective Shareholders even though it might be of interest to them.

GCMLP and its related persons also have a conflict of interest in determining whether to disclose certain information—not otherwise required to be disclosed by applicable laws or regulations—to certain but not other Shareholders and/or prospective Shareholders. GCMLP has policies in place which address the issue of “disparate reporting” to different Shareholders but will be subject to conflicts of interest in applying such policies due to GCMLP’s interest in meeting the informational requirements of larger Shareholders which may request additional disclosures (See “—Different Reporting Packages,” above).

Reputational Matters

In certain cases, GCMLP and its related persons may have a conflict of interest between acting in what might be the best interest for the GCM-Managed Accounts and ensuring that GCM Grosvenor avoids publicity or any reputational harm. For example, there may be certain positions which other market participants take and which may benefit the GCM-Managed Accounts but which GCM Grosvenor does not take for the GCM-Managed Accounts due to GCM Grosvenor’s determination that such position may be seen as “aggressive” in certain regulatory contexts or otherwise unadvisable. In addition, GCM Grosvenor may decide not to make certain investments, or otherwise take or fail to take certain actions, on behalf of GCM-Managed Accounts to the extent that such investments, actions or inactions could subject GCM Grosvenor or its related persons to reputational risk, even if such investments, actions or inactions would be appropriate or potentially favorable for a GCM-Managed Account. Certain existing or potential GCM-Managed Account investments may require GCM Grosvenor to make public or potentially public disclosures about itself, its business and/or its related persons that GCM Grosvenor may not want to make public, and GCM Grosvenor may therefore determine not to make such investment or to seek a potentially premature exit from such investment for a GCM-Managed Account.

Other Matters

The Adviser, its affiliates (including the Distributor) and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser and its affiliates, and those of the Selling Agents, that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Distributor have adopted codes of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may engage in transactions with accounts which are affiliated with the Fund solely because they are advised by the Adviser or one of its affiliates or because they have common officers, directors or managing members or as otherwise allowed by rule or SEC Staff interpretation. All such purchases and sales would be made pursuant to procedures that would be adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act or as otherwise allowed by rule or SEC Staff interpretation. Among other things, those procedures would be intended to ensure that (i) each such transaction will be effected for cash consideration at the current market price of the particular securities, (ii) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction. Affiliated broker-dealers of the Adviser may act as broker for the Fund or the Investment Funds in effecting securities transactions.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11	– CONTROLS AND PROCEDURES

(a)

The Registrant’s principal executive officer and principal financial officer, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in Form N-CSR is accumulated and communicated to the Registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END INVESTMENT MANAGEMENT COMPANIES

Not applicable.

ITEM 13	– EXHIBITS

(a)(1)	Code of ethics referred to in Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEDGE FUND GUIDED PORTFOLIO SOLUTION

By:	/s/ Scott J. Lederman
Scott J. Lederman
Trustee, Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Trustee, Chief Executive Officer and President	June 9, 2023
Scott J. Lederman

By:	/s/ Kathleen P. Sullivan	Chief Financial Officer	June 9, 2023
Kathleen P. Sullivan

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